Exhibit 10.26

OMNIBUS AMENDMENT #1 TO LEASE

200 Minuteman and 30 Minuteman

This OMNIBUS AMENDMENT #1 TO LEASE (this “Amendment”) is entered into and dated as of the 9th day of January, 2020 (the “Amendment Date”); however, is effective retroactively as of the 23rd day of December, 2019 (the “Effective Date”) by and between WHETSTONE 200 MINUTEMAN PARK, LLC, a Delaware limited liability company (“200 Minuteman Landlord”), as successor in interest to 200 Minuteman Park LLC, and WHETSTONE 30 MINUTEMAN PARK, LLC, a Delaware limited liability company (“30 Minuteman Landlord”), as successor in interest to 30 Minuteman LLC, as landlord (collectively, “Landlord”), each having an address for purposes hereof at One Market Plaza, Spear Tower Suite 4125, San Francisco, California 94105, and TRANSMEDICS GROUP, INC., a Massachusetts corporation, as tenant (“Tenant”), having an address for purposes hereof at 200 Minuteman Road, Andover, Massachusetts 01810.

W I T N E S S E T H:

WHEREAS, 200 Minuteman Landlord and Tenant are the present parties to that certain Lease dated as of June 25, 2004 (the “200 Minuteman Original Lease”) as amended and affected by (i) that certain Commencement Letter dated as of August 9, 2006, (ii) that certain First Amendment to Lease dated as of September 28, 2004, (iii) that certain Second Amendment to Lease dated as of November 29, 2005, (iv) that certain Third Amendment to Lease dated as of June 12, 2006, (v) that certain Fourth Amendment to Lease dated as of February 1, 2007, and (vi) that certain Fifth Amendment to Lease dated as of April 30, 2010 (collectively, the “200 Minuteman Existing Lease”), pursuant to which 200 Minuteman Landlord leases to Tenant and Tenant leases from 200 Minuteman Landlord a portion of the building located at 200 Minuteman Road, Andover, Massachusetts 01810 (the “200 Minuteman Building”), containing a stipulated 43,885 rentable square feet in the aggregate (collectively, the “200 Minuteman Existing Premises”), comprised of (a) 7,900 rentable square feet located on the first floor of the 200 Minuteman Building and (b) 35,985 rentable square feet located on the third floor of the 200 Minuteman Building;

WHEREAS, 30 Minuteman Landlord and Tenant are the present parties to that certain Lease dated as of June 25, 2004 (the “30 Minuteman Original Lease”) as amended and affected by (i) that certain Commencement Letter dated as of April 1, 2005, (ii) that certain First Amendment to Lease dated as of September 28, 2004, (iii) that certain letter agreement dated as of April 19, 2005 (the “Parking Letter Agreement”), (iv) that certain Second Amendment to Lease dated as of November 29, 2005, and (v) that certain Third Amendment to Lease dated as of April 30, 2010 (collectively, the “30 Minuteman Existing Lease” and together with the 200 Minuteman Existing Lease, the “Existing Lease”), pursuant to which 30 Minuteman Landlord leases to Tenant and Tenant leases from 30 Minuteman Landlord the entire building located at 30 Minuteman Road, Andover, Massachusetts 01810 (the “30 Minuteman Building”), containing a stipulated 10,500 rentable square feet consisting of the 30 Minuteman Building (“30 Minuteman Existing Premises” or “30 Minuteman Premises”); the 30 Minuteman Existing Premises and the 200 Minuteman Existing Premises are hereinafter referred to collectively as the “Existing Premises”;

WHEREAS, the Term of the Existing Lease is currently scheduled to expire on December 31, 2021; and

WHEREAS, Landlord and Tenant desire to enter into this Amendment in order to (i) further expand the size of the Existing Premises at the 200 Minuteman Building to include an additional area containing a stipulated 51,509 rentable square feet as more-fully described in Section 3 of this Amendment, (ii) further extend the Term of the Existing Lease, and (iii) amend certain other terms and provisions of the Existing Lease in connection with the foregoing. All initial capitalized terms used and not otherwise defined in this Amendment shall have the meaning ascribed to such terms in the Existing Lease.

NOW, THEREFORE, for good and valuable consideration, and in consideration of the mutual agreements contained in this Amendment, Landlord and Tenant hereby agree and amend the Existing Lease as follows:

1. Recitals. The above recitals are incorporated herein by this reference.

2. Lease. As of the Effective Date, all references to the “Lease” in this Amendment shall mean and refer to the Existing Lease, as amended and affected by this Amendment; provided, however, that the 200 Minuteman Existing Lease and the 30 Minuteman Existing Lease shall continue to be separate and distinct leases, and all references to the “Lease” in the 200 Minuteman Existing Lease shall mean and refer to the 200 Minuteman Existing Lease, as amended and affected by this Amendment (the “200 Minuteman Lease”), and all references to the “Lease in the 30 Minuteman Existing Lease shall mean and refer to the 30 Minuteman Existing Lease, as amended and affected by this Amendment (the “30 Minuteman Lease”).

3. Expansion of 200 Minuteman Existing Premises. There shall be added to the 200 Minuteman Existing Premises under the 200 Minuteman Lease, the space on the third floor of the 200 Minuteman Building consisting of a stipulated 39,774 rentable square feet, as depicted on the plan attached hereto and incorporated herein by reference as Exhibit A-1 (the “Expansion Premises A”), effective as of the Expansion Premises A Delivery Date (as defined below). Effective as of the Expansion Premises A Delivery Date, all references in the 200 Minuteman Existing Lease to the “Premises” shall be deemed to refer collectively to the 200 Minuteman Existing Premises and the Expansion Premises A, all references to the “Rentable Area of the Premises” shall be deemed to mean 83,659 rentable square feet, and, except to the extent otherwise provided in this Amendment or except to the extent inconsistent with the terms of this Amendment, all terms and provisions of the 200 Minuteman Lease shall be applicable to Tenant’s leasing of the Expansion Premises A.

There shall be added to the 200 Minuteman Existing Premises under the 200 Minuteman Lease, the space on the first floor of the 200 Minuteman Building consisting of a stipulated 11,735 rentable square feet, as depicted on the plan attached hereto and incorporated herein by reference as Exhibit A-2 (the “Expansion Premises B”, and collectively with the Expansion Premises A, the “Expansion Premises”), effective as of the Expansion Premises B Delivery Date (as defined below), which date is estimated to occur on March 1, 2020 (the “Estimated Expansion Premises B Delivery Date”). Effective as of the Expansion Premises B Delivery Date, all references in the

200 Minuteman Existing Lease to the “Premises” shall be deemed to refer collectively to the 200 Minuteman Existing Premises and the Expansion Premises (the “200 Minuteman Premises”), all references to the “Rentable Area of the Premises” shall be deemed to mean 95,394 square feet, and, except to the extent otherwise provided in this Amendment or except to the extent inconsistent with the terms of this Amendment, all terms and provisions of the 200 Minuteman Lease shall be applicable to Tenant’s leasing of the Expansion Premises.

Notwithstanding anything to the contrary, Tenant acknowledges that (i) all or a portion of the Expansion Premises B are currently occupied by an existing tenant, (ii) Landlord shall not be liable to Tenant for any delay or failure to deliver the Expansion Premises B, or any portion thereof, due to the holdover or unlawful possession thereof by another party or other reason, and (iii) Tenant shall not have the right to terminate the Lease for Landlord’s failure to timely deliver the Expansion Premises B, or any portion thereof, to Tenant by any particular date, but shall accept delivery of such Expansion Premises B when delivered by Landlord. Notwithstanding the foregoing to the contrary, if the Expansion Premises B is not delivered to Tenant in the condition required by this Lease within thirty (30) days after the Estimated Expansion Premises B Delivery Date, then, unless such delay is caused by Tenant, the Expansion Premises B Commencement Date (as defined below) shall be extended one (1) day for each day after such thirty (30) day period until the Expansion Premises B Delivery Date occurs. In addition, if the Expansion Premises B is not delivered to Tenant in the condition required by this Lease within one (1) year after the Estimated Expansion Premises B Delivery Date, then, unless such delay is caused by Tenant, Tenant shall have the right to terminate this Lease with respect to the Expansion Premises B only, by delivering written notice thereof to Landlord, in which event the parties shall enter into an amendment to this Lease eliminating the Expansion Premises B from the Premises (provided that such termination shall take effect whether or not such amendment is executed).

For purposes of this Amendment, effective as of the Expansion Premises B Delivery Date (as defined below), all references to the “Premises” shall mean and refer to the Existing Premises and the Expansion Premises, collectively, which shall contain a stipulated and fixed 105,894 rentable square feet in the aggregate.

4. Condition of Expansion Premises. Landlord shall deliver the Expansion Premises to Tenant with all base building systems serving the same in good working order. Landlord is not aware of any levels of hazardous substances existing in the Expansion Premises in violation of applicable Laws, in reportable quantities, or requiring any special procedures in connection with their removal as of the Effective Date. In the event that Tenant discovers any levels of hazardous substances in the Expansion Premises in violation of applicable Laws, in reportable quantities, or requiring any special procedures in connection with their removal as of the applicable Expansion Premises Delivery Date and Tenant did not cause or exacerbate the same, then Landlord shall perform all remediation of such pre-existing hazardous substances required by applicable Laws. If the remediation of such pre-existing hazardous substances causes a delay in the progress of Tenant’s Work or otherwise prevents Tenant from fully occupying the Expansion Premises B, then the Expansion Premises B Commencement Date shall be extended one (1) day for each day until the completion of such remediation. Landlord shall not be obligated to provide or pay for any construction, alterations, repairs, improvement work or services of any kind or nature related to the improvement of the Existing Premises or the Expansion Premises for

occupancy thereof by Tenant, except for Landlord’s agreement to provide the “Work Allowance”, as defined in and subject to the terms of the work letter attached hereto and incorporated herein by reference as Exhibit B (the “Work Letter”); provided, however, that the foregoing shall not relieve Landlord of its existing maintenance obligations under the Lease, it being acknowledged and agreed by Landlord that Landlord shall continue to be responsible for its ongoing maintenance obligations under the Lease, including without limitation, the obligation to maintain the roof in watertight condition. Except as expressly set forth herein, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty of any kind or nature regarding the condition of the Existing Premises or the Expansion Premises or the suitability of the Existing Premises or the Expansion Premises for the conduct of Tenant’s business. Subject to the terms hereof, Tenant hereby accepts the Existing Premises and the Expansion Premises in their “as is” condition as of the Effective Date provided, however, that the foregoing shall not relieve Landlord of its existing maintenance obligations under the Lease or its obligations pursuant to this Amendment.

5. Amendments to Term/Definitions.

(a) Extension of Expiration Date. Notwithstanding anything contained in the Existing Lease to the contrary, the Term of the Lease with respect to the entire Premises (i.e., the 105,894 rentable square feet comprised of the Existing Premises and the Expansion Premises) is hereby extended beyond the currently scheduled expiration date of December 31, 2021 to December 31, 2026 (the “New Expiration Date”) (unless sooner terminated in accordance with the terms and provisions contained in the Lease).

(b) Definitions. For purposes of this Amendment, the following terms shall have the meanings set forth below:

(i) The “Expansion Premises Delivery Date” shall mean (y) with respect to the Expansion Premises A, the Effective Date (the “Expansion Premises A Delivery Date”), and (z) with respect to the Expansion Premises B (the “Expansion Premises B Delivery Date”), the date that Landlord delivers possession of the Expansion Premises B to Tenant.

(ii) The “Expansion Premises Commencement Date” shall mean (aa) with respect to the Expansion Premises A (the “Expansion Premises A Commencement Date”), the earlier to occur of (1) the date that is six (6) months after the Effective Date, and (2) the date upon which Tenant commences business operations for more than nine (9) employees in the Expansion Premises A; and (bb) with respect to the Expansion Premises B (the “Expansion Premises B Commencement Date”), the earlier to occur of (1) the date that is six (6) months after the Effective Date, subject to extension pursuant to Section 3 above, if applicable, and (2) the date upon which Tenant commences business operations for more than nine (9) employees in the Expansion Premises B.

(c) Extension Option. Tenant shall have the option (the “Extension Option”) to extend the Term of the Lease beyond the New Expiration Date for one additional period of five (5) years, upon and subject to the terms and provisions set forth in Exhibit C attached hereto.

6. Base Rent.

(a) 200 Minuteman. Notwithstanding anything contained in the 200 Minuteman Existing Lease to the contrary, from and after the Effective Date, Tenant shall pay to the 200 Minuteman Landlord, Base Rent for the 200 Minuteman Existing Premises, and commencing as of the Expansion Premises Commencement Date, for the Expansion Premises, at the following rates (all on a triple-net basis) for the following time periods:

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Time Period	Rent Per Sq. Foot	Annual Base Rent for Expansion Premises A (39,774 RSF)	Annual Base Rent for Expansion Premises B (11,735 RSF)	Annual Base Rent for 200 Minuteman Existing Premises (43,885 RSF)	Annual Base Rent for entire 200 Minuteman Premises	Monthly Installment Amount
Effective Date through the day immediately preceding the Expansion Premises A Commencement Date	$17.50	$0.00	$0.00	$767,987.50	$767,987.50	$63,998.96
Expansion Premises A Commencement Date through the day immediately preceding the Expansion Premises B Commencement Date, if applicable	$17.50	$696,045.00	$0.00	$767,987.50	$1,464,032.50	$122,002.71
Expansion Premises B Commencement Date through the last day of Lease Year 1*	$17.50	$696,045.00	$205,362.50	$767,987.50	$1,669,395.00	$139,116.25
Lease Year 2	$17.94	$713,446.13	$210,496.56	$787,187.19	$1,711,129.88	$142,594.16
Lease Year 3	$18.39	$731,282.28	$215,758.98	$806,866.87	$1,753,908.12	$146,159.01
Lease Year 4	$18.85	$749,564.34	$221,152.95	$827,038.54	$1,797,755.82	$149,812.99
Lease Year 5	$19.32	$768,303.44	$226,681.77	$847,714.50	$1,842,699.72	$153,558.31
Lease Year 6	$19.80	$787,511.03	$232,348.82	$868,907.36	$1,888,767.21	$157,397.27
Lease Year 7	$20.29	$807,198.81	$238,157.54	$890,630.05	$1,935,986.39	$161,332.20
The first day after the expiration of Lease Year 7 through December 31, 2026	$20.80	$827,378.78	$244,111.48	$912,895.80	$1,984,386.05	$165,365.50
(b)

30 Minuteman. Notwithstanding anything contained in the 30 Minuteman Existing Lease to the contrary, from and after the Effective Date, Tenant shall pay to the 30 Minuteman Landlord, Base Rent for the 30 Minuteman Existing Premises at the following rates (all on a triple-net basis) for the following time periods:

Time Period	Rent Per Sq. Foot	Annual Base Rent for 30 Minuteman Existing Premises (10,500 RSF)	Monthly Installment Amount
Lease Year 1	$17.50	$183,750.00	$15,312.50
Lease Year 2	$17.94	$188,343.75	$15,695.31
Lease Year 3	$18.39	$193,052.34	$16,087.70
Lease Year 4	$18.85	$197,878.65	$16,489.89
Lease Year 5	$19.32	$202,825.62	$16,902.13
Lease Year 6	$19.80	$207,896.26	$17,324.69
Lease Year 7	$20.29	$213,093.67	$17,757.81
The first day after the expiration of Lease Year 7 through December 31, 2026	$20.80	$218,421.01	$18,201.75

*

As used herein, the first “Lease Year” shall commence on the Effective Date and end on the day immediately preceding the first anniversary thereof (provided that if the Effective Date is not the first day of a calendar month, the first Lease Year shall further include the balance of the calendar month such first anniversary occurs), and each subsequent Lease Year shall mean each successive period of twelve (12) calendar months following the first Lease Year during the Term for the Premises, provided that the last period for the Premises shall end on the New Expiration Date.

7. Tenant’s Percentage. Tenant shall continue to be obligated to pay Additional Rent for Taxes and Operating Costs with respect to the 200 Minuteman Premises in accordance with the terms and provisions of the 200 Minuteman Existing Lease; provided, however, (i) for the period from the Expansion Premises A Commencement Date through the day immediately preceding the Expansion Premises B Commencement Date, if applicable, Tenant’s Percentage for all purposes (except as provided below) under the 200 Minuteman Lease shall be fixed at 40.46%, and (ii) from and after the Expansion Premises B Commencement Date, Tenant’s Percentage for all purposes (except as provided below) under the 200 Minuteman Lease shall be fixed at 46.15%. Notwithstanding anything to the contrary, effective as of the Effective Date, Tenant shall not be obligated to pay the fixed Cafeteria Charges set forth in the 200 Minuteman Existing Lease and Operating Costs with respect to the 200 Minuteman Premises shall not include such fixed Cafeteria Charges. Notwithstanding that Tenant shall no longer be obligated to pay the fixed Cafeteria Charges, Operating Costs with respect to the 200 Minuteman Premises shall include the actual costs to operate, manage, maintain, repair and replace the cafeteria in the 200 Minuteman Building except to the extent expressly excluded from Operating Costs pursuant to the terms and provisions of the Lease, as affected by this Amendment. In furtherance of the foregoing, effective as of the Effective Date, the 200 Minuteman Lease is hereby amended by deleting the defined term, “Cafeteria Charges” and all references thereto.

Tenant shall continue to be obligated to pay Additional Rent for Taxes and Operating Costs with respect to the 30 Minuteman Premises in accordance with the terms and provisions of the 30 Minuteman Existing Lease.

Landlord shall use reasonable efforts to provide Tenant with an annual estimate of Operating Costs with respect to the Premises (which annual estimate shall include the same categories of Operating Costs included in the annual reconciliation statement), thirty (30) days in advance of the start of the applicable calendar year.

8. Utilities and Services. Tenant shall continue to be obligated to pay for electricity, other utilities and services, at the same rates and in accordance with the same terms and provisions of the Existing Lease, for the Premises (which shall include the applicable Expansion Premises as of the applicable Expansion Premises Commencement Date pursuant to the terms hereof), during the Term of the Lease (as amended hereby). Landlord represents that the Expansion Premises are each separately metered for electricity as of the Effective Date.

9. Parking.

(a) 200 Minuteman. Notwithstanding anything to the contrary in the 200 Minuteman Lease, effective as of the applicable Expansion Premises Commencement Date, Tenant shall have the right, as appurtenant to the 200 Minuteman Premises, to use 3.0 parking spaces per 1,000 rentable square feet (i.e., as of the Expansion Premises B Commencement Date, two hundred eighty-six (286) parking spaces) (“Tenant’s 200 Minuteman Spaces”) at the 200 Minuteman Building in the areas designated by Landlord for Tenant’s parking from time to time, in accordance with the terms and provisions of this Section and Section 15.2 of the 200 Minuteman Original Lease, except that a total of three (3) spaces of Tenant’s 200 Minuteman Spaces shall be reserved parking spaces for Tenant’s exclusive use, and the remaining Tenant’s 200 Minuteman Spaces shall be non-reserved, non-exclusive parking spaces.

(b) 30 Minuteman. Pursuant to the 30 Minuteman Original Lease, as affected by the Parking Letter Agreement, Tenant has the right to use thirty-five (35) parking spaces, as appurtenant to the 30 Minuteman Premises (“Tenant’s 30 Minuteman Spaces”), six (6) of which the 30 Minuteman Landlord provides on the property owned by the 30 Minuteman Landlord (the “30 Minuteman Property”), and the remaining twenty-nine (29) of which are provided pursuant to that certain Parking Easement Agreement dated April 19, 2005, between the 30 Minuteman Landlord’s predecessor in title and One Minuteman LLC, recorded with the Essex County North District Registry of Deeds in Book 9504, Page 175 (the “Existing Parking Easement”) on the adjacent 1 Property (as defined in the Existing Parking Easement) (the “Adjacent Property”). Pursuant to the Existing Parking Easement, the twenty-nine (29) spaces located on the Adjacent Property consist of eight (8) spaces reserved for Tenant’s exclusive use (the “Tenant’s Exclusive Spaces”), and twenty-one (21) non-exclusive spaces (the “Tenant’s Non-Exclusive Spaces”). In connection with the Adjacent Owner’s redevelopment of the Adjacent Property for retail/commercial use, the Adjacent Owner has requested, and Landlord and Tenant have agreed, to modify the terms and provisions pertaining to Tenant’s rights to twenty-nine (29) spaces on the Adjacent Property and to enter into an amendment of the Existing Parking Easement, substantially in the form attached hereto as Exhibit E (the “Parking Easement Amendment”). Tenant hereby approves of the Parking Easement Amendment. Pursuant to the Parking Easement Amendment, the Adjacent Owner will (i) relocate the Tenant’s Exclusive Spaces to the 30 Minuteman Property by constructing eight (8) new parking spaces for Tenant’s exclusive use, in the approximate area shown as the “New Spaces” on Exhibit A-1 attached to the Parking Easement Amendment (the “New Spaces”), and (ii) relocate Tenant’s Non-Exclusive Spaces to the area identified as the “Twenty-One (21) Non-Exclusive Parking Spaces for 30 Minuteman Road” on Exhibit A-1 attached to the Parking Easement Amendment (the “New Adjacent Parking Area”), resulting in a total of fourteen (14)

spaces on the 30 Minuteman Property and twenty-one (21) non-exclusive spaces on the New Adjacent Parking Area. Upon completion of the New Spaces and the New Adjacent Parking Area, which the Adjacent Owner shall use commercially reasonable efforts to complete on or about June 1, 2020, or as soon thereafter as reasonably practicable, considering weather conditions and force majeure, the easement on the Adjacent Property for Tenant’s Exclusive Spaces granted by the Adjacent Owner shall terminate. Commencing on the completion of the Temporary Spaces (as defined in the Parking Easement Amendment), which is anticipated to occur on December 24, 2019, until completion of the New Spaces, Tenant shall have the exclusive right to park in the Temporary Spaces. Notwithstanding anything to the contrary in the 30 Minuteman Existing Lease, including the Parking Agreement, Tenant hereby acknowledges and agrees that Landlord’s obligations to provide the New Spaces and Tenant’s Non-Exclusive Spaces are limited to using commercially reasonable efforts to enforce its rights under the Existing Parking Easement, as amended by the Parking Easement Amendment upon the recording thereof; provided, however, that in the event the New Spaces are not completed by July 1, 2020, then Tenant shall be entitled to liquidated damages in the amount of $200.00 per day for each day after July 1, 2020 until the New Spaces are completed. The parties acknowledge that, except as modified by the terms of his Section 9, the Parking Letter Agreement remains in full force and effect.

10. Common Areas.

(a) Compactor For 200 Minuteman Premises. On or prior to the Expansion Premises Commencement Date for Expansion Premises A, Landlord shall relocate the cardboard compactor located adjacent to the 200 Minuteman Building to allow Tenant non-exclusive access to the two (2) loading dock doors serving the 200 Minuteman Building.

(b) Freight Elevator For 200 Minuteman Premises. Tenant shall have the right to request, no later than one hundred twenty (120) days after the Effective Date, that Landlord perform certain upgrades to the freight elevator freight/passenger elevator serving the 200 Minuteman Building, subject to Landlord’s approval therefor, such approval not to be unreasonably withheld, conditioned or delayed, provided that the Landlord’s actual out of pocket cost thereof shall be deducted from the Work Allowance. Following agreement upon the upgrades, if any, to be performed pursuant to this paragraph, Landlord shall obtain a reasonably detailed quote from an experienced, qualified contractor to undertake the necessary work and present the same to Tenant, which quote shall include a construction schedule for the work. Tenant may rescind its election to perform such work in whole or in part within 30 days following receipt of such quote. If Tenant does not rescind such request in its entirety, Landlord shall enter into a lump sum or not to exceed contract with such contractor for the applicable work (taking into account any partial rescission by Tenant) on the terms of the quote and Tenant shall authorize Landlord to proceed with such work. Upon receipt of such authorization to proceed, Landlord shall complete such upgrades and deduct the entire actual out of pocket cost thereof (the “Freight Elevator Upgrade Cost”) from the Work Allowance (as defined in the Work Letter) in accordance with the schedule set forth in the construction contract for the same (a copy of which shall be provided to Tenant).

11. Generator For 200 Minuteman Premises. Effective as of the Effective Date, Landlord grants Tenant the exclusive right to use and maintain, at Tenant’s sole cost and expense, the existing 200 kilowatt backup generator located adjacent to the 200 Minuteman Building (collectively the “Back-up Generator”), in its “as-is” condition, as appurtenant to the 200 Minuteman Premises, on the terms and conditions set forth in this Section 11. Effective as of the Effective Date, Tenant shall be responsible for the maintenance of the Back-up Generator and shall operate, use and maintain the Back-up Generator in compliance with applicable law and in a manner intended not to interfere with or impair the operation of the 200 Minuteman Building’s systems, facilities, or utilities in any material respect. Tenant may not assign, sublease, license or otherwise permit third parties to use the Back-up Generator other than assignees and subtenants permitted under the 200 Minuteman Lease. Tenant’s use and maintenance of the Back-up Generator shall also be subject to Tenant’s environmental covenants in Section 25 of the 200 Minuteman Lease with respect to matters arising following the Effective Date. In addition, Tenant shall undertake commercially reasonable efforts to ensure that the Back-up Generator does not result in any release of hazardous substances in violation of any laws occurring after the Effective Date, provided that Tenant shall be liable for any such release occurring after the Effective Date in accordance with Section 25 of the Lease, regardless of whether Tenant used commercially reasonable efforts to avoid such release. Except as otherwise set forth herein, Tenant shall be solely responsible for obtaining at its sole cost and expense all necessary governmental and regulatory approvals that may be required for the connection to and use of the Back-up Generator. Landlord shall cooperate with Tenant as required in connection with the same, at no out of pocket cost to Landlord. Any repairs and maintenance of the Back-up Generator following the Effective Date shall be the sole responsibility of Tenant and Landlord makes no representation or warranty with respect to such Back-up Generator including but not limited to the condition of the Back-up Generator or the suitability of such Back-up Generator for Tenant’s use. Upon the expiration or earlier termination of the 200 Minuteman Lease, the Back-up Generator shall remain at the Premises. Nothing in this Section 11 shall require Tenant to use the Back-up Generator or, if Tenant does not use it, put it in better condition than is existing as of the Effective Date.

12. Signage For 200 Minuteman Premises. As appurtenant to the 200 Minuteman Premises, Tenant shall have the right to install an exterior building sign on the 200 Minuteman Building (the “Exterior Signage”) in the location shown on Exhibit F attached hereto, subject to Landlord’s reasonable approval of the design, size and specifications of such Exterior Signage (Landlord agreeing that Tenant’s corporate logo and the design and size (approximately 17 feet wide by 3 feet in height, but in any event no smaller than that shown on Exhibit F) of the sign shown on Exhibit F is approved for such use. Subject to the Signage Right Conditions (as defined below), Landlord shall not install or permit others to install signage (i) in the location designated on Exhibit F for installation of Tenant’s Exterior Signage (the “Tenant’s Signage Area”) or (ii) in the area extending 35 feet immediately to the left of Tenant’s Signage Area or in the area extending 20 feet immediately to the right of Tenant’s Signage Area (collectively, the “No Signage Area”). Nothing in the immediately preceding sentence shall, however, prohibit the installation by Landlord of exterior signs for the benefit of other tenants outside of the Tenant’s Signage Area and the No Signage Area; provided, however, that so long as Tenant installs its Exterior Signage within the Tenant’s Signage Area within eighteen (18) months after the Effective Date, Landlord agrees not to grant any other tenants exterior signage rights that would prevent Tenant from installing its Exterior Signage within the Tenant’s Signage Area as a matter of right under applicable zoning requirements. Any Exterior Signage also shall be subject to approval from applicable governmental authorities and Tenant shall be responsible to obtain all necessary governmental approvals therefor at its sole cost and expense (provided that Landlord shall cooperate with Tenant, at no out of pocket cost to Landlord, as reasonably required in connection with the same, including by signing any applications for municipal approvals). At the expiration or earlier termination of this Lease, Tenant shall remove any Exterior Signage at its sole cost and expense and shall repair any damage to the 200 Minuteman Building or the Project caused by such removal. Notwithstanding anything to the contrary, Tenant’s exterior signage right is personal to Tenant and any transferee pursuant to a transfer for which Landlord’s consent is not required pursuant to Section 18.5(c) of the Lease (such transfer, a “Permitted Transfer” and such transferee under a Permitted Transfer, a “Permitted Transferee”) (and may not be exercised by any assignee or subtenant other than a Permitted Transferee), and is conditioned upon (a) other than pursuant to Permitted Transfers, Tenant not having assigned its interest under the Lease and not having sublet, nor is marketing for sublease, more than thirty percent (30%) of the Total Rentable Square Footage of the 200 Minuteman Premises (as defined below), and (b) Tenant and/or any Permitted Transferee then occupying at least sixty percent (60%) of the Total Rentable Square Footage of the 200 Minuteman Premises (all of the conditions in the foregoing sentence are collectively referred to herein as, the “Signage Right Conditions”). As used in this Section 12, the “Total Rentable Square Footage of the 200 Minuteman Premises” shall mean the total rentable square footage leased to Tenant in 200 Minuteman under this Amendment, i.e., 83,659 rentable square feet until the Expansion Premises B Commencement Date, and 95,394 rentable square feet from and after the Expansion Premises B, Commencement Date, provided that if any portion of the 200 Minuteman Premises is eliminated pursuant to the casualty or condemnation provisions of the Lease, then the Total Rentable Square Footage of the 200 Minuteman Premises shall be reduced by such portion eliminated due to casualty or condemnation.

13. Right of First Offer On Certain Space In 200 Minuteman Building. Effective as of the Effective Date, as appurtenant to the 200 Minuteman Premises, Tenant shall have an ongoing right of first offer to lease the space on the first floor of the 200 Minuteman Building, consisting of approximately 18,304 rentable square feet, pursuant to the terms and conditions set forth on Exhibit D attached to this Amendment.

14. SNDA. Landlord has, simultaneously with the execution and delivery of this Lease, obtained from the Current Lender, a subordination, non-disturbance and attornment agreement (“SNDA”), in the form attached hereto as Exhibit G, and shall obtain from any future mortgagee a SNDA in a commercially reasonable form mutually agreeable to such mortgagee, Landlord and Tenant (the parties acknowledging that the form attached as Exhibit G meets the requirements of this sentence).

15.	Capital Repairs. Section 7.1 of the Lease is hereby amended by adding the following:

“To the extent any Operating Costs are considered capital expenditures under generally accepted accounting principles, the cost of such capital expenditures shall be amortized on a straight-line basis over their useful life as reasonably determined by Landlord, with interest at the rate of eight percent (8%) per annum or, where such expenditures are financed with debt, if lower, at the actual rate of interest charged by such lender to Landlord at the time of such repair. In no event shall Operating Costs include any capital replacements or improvements except to the extent the same was intended, in good faith to reduce Operating Costs or are required to comply with applicable Laws first in effect following the Effective Date (as defined in the Omnibus Amendment #1 to the Lease).”

16. Brokers. Landlord and Tenant each represents and warrants to the other that in the negotiation of this Amendment it dealt with no broker(s) or other party or parties entitled to any commission, fee or other compensation in connection with this Amendment other than CBRE and Newmark Knight Frank (collectively, the “Landlord’s Broker”), and Jones Lang LaSalle (the “Tenant’s Broker”, and collectively with the Landlord’s Broker, the “Brokers”), and no other broker participated in bringing about this Amendment. Each of Tenant and Landlord hereby indemnifies and agrees to defend and hold the other harmless from and against any claim or liability arising out of any inaccuracy or alleged inaccuracy of the above representation. Landlord shall be responsible for paying the commissions due to the Brokers in connection with this Amendment in accordance with separate written agreements between Landlord and the Brokers.

17. Security Deposit. 200 Minuteman Landlord is currently holding a letter of credit for the security deposit under the 200 Minuteman Lease (the “200 Minuteman Letter of Credit”), and 30 Minuteman Landlord is currently holding a letter of credit for the security deposit under the 30 Minuteman Lease (the “30 Minuteman Letter of Credit”). Within 30 days following the Effective Date , Tenant shall obtain (a) an amendment to the 200 Minuteman Letter of Credit, adding 30 Minuteman Landlord as another beneficiary (in addition to 200 Minuteman Landlord) under the 200 Minuteman Letter of Credit, which amendment shall be in form reasonably acceptable to Landlord, and (b) an amendment to the 30 Minuteman Letter of Credit, adding 200 Minuteman Landlord as another beneficiary (in addition to 30 Minuteman Landlord) under the 30 Minuteman Letter of Credit, which amendment shall be in form reasonably acceptable to Landlord.

18. Landlord’s Notice Address. Effective as of the Effective Date, all provisions of the 200 Minuteman Lease and the 30 Minuteman Lease, as applicable, setting forth Landlord’s and Tenant’s address are hereby modified to reflect Landlord’s and Tenant’s current address for notices and rent payments, as follows:

200 Minuteman Landlord’s Address for Notices:

Whetstone 200 Minuteman Park, LLC

c/o Spear Street Capital

One Market Plaza

Spear Tower, Suite 4125

San Francisco, CA 94105

Attention: Rajiv S. Patel

With a copy to:

Whetstone 200 Minuteman Park, LLC

c/o Spear Street Capital

450 Lexington Avenue, 39th Floor

New York, New York 10017

Attention: Asset Manager-Minuteman Park, Andover, MA

With a copy to:

Nutter, McClennen & Fish, LLP

Seaport West

155 Seaport Boulevard

Boston, MA 02210

Attn: Timothy M. Smith, Esq.

200 Minuteman Rent Payment Instructions:

San Francisco, CA 94104

30 Minuteman Landlord’s Address for Notices:

Whetstone 30 Minuteman Park, LLC

c/o Spear Street Capital

One Market Plaza

Spear Tower, Suite 4125

San Francisco, CA 94105

Attention: Rajiv S. Patel

With a copy to:

Whetstone 30 Minuteman Park, LLC

c/o Spear Street Capital

450 Lexington Avenue, 39th

Floor New York, New York 10017

Attention: Asset Manager-Minuteman Park, Andover, MA

With a copy to:

Nutter, McClennen & Fish, LLP

Seaport West

155 Seaport Boulevard Boston, MA 02210

Attn: Timothy M. Smith, Esq.

30 Minuteman Rent Payment Instructions:

San Francisco, CA 94104

Tenant’s address:

TransMedics Group, Inc.

200 Minuteman Road, Suite 302

Andover, MA 01810

Attn: Stephen Gordon

With a copy to:

DLA Piper (US) LLP

33 Arch Street

Boston, Massachusetts 02110

Attn: Barbara Trachtenberg, Esq.

19. Miscellaneous. Landlord and Tenant hereby acknowledge and agree that, except as specifically amended by the terms of this Amendment, all of the terms, covenants and provisions of the Existing Lease are hereby ratified and confirmed and shall remain in full force and effect. To the extent that there is any inconsistency between the terms and provisions of the Existing Lease and the terms and provisions of this Amendment, the terms and provisions of this Amendment shall control. Tenant hereby certifies that, to Tenant’s knowledge, Landlord is not in default under the Existing Lease and no state of fact or condition exists which, upon either the passage of time and/or the giving of notice, could give rise to a default of Landlord under the Existing Lease. Landlord hereby certifies that, to Landlord’s knowledge, Tenant is not in default under the Existing Lease and no state of fact or condition exists which, upon either the passage of time and/or the giving of notice, could give rise to a default of Tenant under the Existing Lease. This Amendment may be executed in two (2) or more counterparts, and by the exchange of facsimile or other electronic signatures with the same force and effect as original ink signatures. When each party has signed and delivered at least one (1) such counterpart, each counterpart shall be deemed an original, and, when taken together with the other signed counterparts, shall constitute one Amendment, which shall be binding upon and effective as to Landlord and Tenant as of the date first above-written. Each of Landlord and Tenant hereby represents and warrants to the other that the individual(s) executing this Amendment on their respective behalf are duly authorized to do so, and that such authorization remains in full force and effect and has not been modified or revoked.

20. Notice of Lease. In connection with the execution of this Amendment, Landlord and Tenant shall execute and record an Amended and Restated Notice of Lease for each of the 200 Minuteman Lease and the 30 Minuteman Lease in the forms attached as Exhibit H.

23. Lease Modifications. The following modifications of the Leases take effect as of the Effective Date:

(a) Section 6.1 of the Lease is hereby amended by adding, at the end, the following:

“The amount of any special taxes, special assessments and agreed or governmentally imposed “in lieu of tax” or similar charges shall be included in Taxes for any year but shall be limited to the amount of the installment (plus any interest, other than penalty interest, payable thereon) of such special tax, special assessment or such charge required to be paid during or with respect to the year in question. Betterments and assessments, whether or not paid in installments, shall be included in Taxes in any tax year as if the betterment or assessment were paid in installments over the longest period permitted by law, together with the interest thereon charged by the assessing authority for the payment of such betterment or assessment in installments. If Landlord obtains any tax abatement or reduction by an appeal or other process, then Tenant shall be entitled to Tenant’s Percentage of any such abatement or reduction (after deducting Landlord’s reasonable out of pocket costs incurred in obtaining such abatement or reduction) in an amount to exceed Tenant actual payment of Taxes on account of the applicable tax year. The original computation of Taxes as well as reimbursement or payments of additional charges, if any, or allowances, if any, under the provisions of this Section shall be based on the original assessed valuations with adjustments to be made at a later date when the tax refund, if any, shall be paid to Landlord by the taxing authority (and Tenant shall be entitled to Tenant’s Percentage of any refund after deducting Landlord’s reasonable cost in obtaining an abatement, if any, to the extent not previously included in Operating Costs, but in any event such refund to Tenant shall not exceed the amounts on account of Taxes actually paid by Tenant with respect to the period subject to the abatement).”

(b) Section 10 of the Leases is hereby amended by deleting the penultimate sentence in its entirety and inserting the following in its place:

“Notwithstanding anything in this Lease to the contrary, in the event that there shall be an interruption, curtailment or suspension of any service required to be provided by Landlord under the Lease that is not otherwise addressed by the terms of Article 16 and no reasonably equivalent alternative service or supply is provided by Landlord, or if Landlord fails to commence and diligently prosecute to completion any repair or maintenance required by Landlord under this Lease within applicable notice and cure periods, that shall render all or more than a de minimis portion of the Premises untenantable for Tenant’s business (a “Service Interruption”), and if (i) such Service Interruption shall continue for five consecutive business days following receipt by Landlord of written notice from Tenant describing such Service Interruption (the “Service Interruption Notice”) and (ii) such Service Interruption shall not have been caused, in whole or in part, by an act or omission in violation of this Lease by Tenant or by any negligence of Tenant, or Tenant’s agents, employees, contractors or invitees (a Service Interruption that satisfies the foregoing conditions being referred to hereinafter as a “Material Service Interruption”), then Tenant shall be entitled to an equitable abatement of Rent, based on the nature and duration of the Material Service Interruption, the area of the Premises rendered untenantable, and the then current Rent amounts, for the period that shall begin on the day after such five business day period and that shall end on the day such Material Service Interruption shall cease.

(c) Section 7.1 of the Leases is hereby amended by inserting, at the end thereof, the following: “Notwithstanding anything to the contrary in the Lease, Operating Costs exclude the cost of any services provided or available to other tenants, but not Tenant, and, to the extent included in Operating Costs and not separately charged to Tenant or other tenants, which shall not be subject to this sentence), the costs of building amenities such as cafeterias, fitness centers, conference facilities, and the like to the extent of revenues received for the same.”

(d) Section 7.3 of the 200 Minuteman Lease is hereby amended by deleting the word “fully” in the penultimate sentence and inserting the words “95%” in its place.

(e) Section 9.1(b) of the Leases is amended by deleting the words “but not more often than annually” and inserting the words “, but in no event no more often than once every three years”.

(f) Section 9.1(c) of the Leases is amended by deleting the words “$5,000” and inserting the words “commercially reasonable amounts not to exceed $25,000” in their place.

(g) Notwithstanding anything to the Leases to the contrary, Tenant’s obligation to name Landlord or any third party as an additional insured on its insurance coverage is limited to the commercial general liability, automobile, and any umbrella liability policies, and Tenant’s obligation to name Landlord or any third party as a loss payee is limited to its property insurance and builders’ risk policies.

(h) Section 9.2 of the Leases is hereby deleted in its entirety and the following is inserted in its place:

“The Landlord shall maintain at least Ten Million ($10,000,000.00) Dollars of commercial general liability insurance (including so-called umbrella coverage) covering the Property and naming Tenant as an additional insured. Landlord’s liability insurance policy shall be primary with respect to all claims for which Landlord is to indemnify Tenant under Section 14.1. Landlord shall maintain physical damage and casualty insurance on an “all risk” basis on the Property (excluding furnishings, trade fixtures, equipment and other personal property of Tenant), including earthquake, flood, and, to the extent available at commercially reasonable rates, terrorism in the amount of the full replacement cost as reasonably determined by Landlord, with a so-called agreed amount endorsement, and shall also maintain boiler and rent loss insurance in amounts required by Landlord’s mortgage lender (or, if there is no mortgage lender, consistent with standards for comparable institutional buildings). Landlord’s insurance shall be issued by companies rated not less than A/X by Best’s Rating Service (or its successor), in good standing, and licensed to do business in The Commonwealth of Massachusetts. Landlord shall cause the casualty insurance replacement cost coverage to be updated as reasonably necessary. Notwithstanding anything to the contrary in the Lease, Landlord hereby waives any claims against Tenant and any right to claim or recover against Tenant or its Affiliates for Liabilities in connection with any damage, loss, or liability due to a peril covered under the casualty (and similar) insurance policies required to be or actually maintained by Landlord. Landlord makes no representations or warranties as to the adequacy of any insurance to protect Landlord or Tenant’s interests.”

(i) With respect to the shared HVAC roof top unit, the parties acknowledge that the first floor of the Existing Premises and Expansion Premises B is on the same electric meter with the cafeteria. Electricity use measured by such meter on the Effective Date shall be allocated between the respective spaces based on the square footage served by such meter (i.e., following the Expansion Premises B Delivery Date, 65.5% to Tenant, and 34.5% to the cafeteria) until such time, if any, as Landlord installs meters, submeters, or intellimeters measuring the electricity in the affected areas of the Premises separately from such other spaces.

(j) Section 12.1 of the 200 Minuteman Lease is amended by (a) deleting the words “the main vertical risers” in the first sentence and inserting the words “the point on the applicable floor of the Premises where they first serve only the Tenant” in their place and (b) adding the words “provided that if repairs are required for the portions of the sanitary sewer and water lines located within and exclusively serving the Premises, Landlord shall perform such repairs and Tenant shall reimburse Landlord for the costs thereof as a separate charge and not as part of Operating Costs (but such costs shall only be reimburseable if capital in nature to the extent that they would have otherwise been includable as Operating Costs, with Tenant’s percentage share of such costs being 100%)” after the words “outside of the footprint of the Premises” (nothing in this sentence being deemed to limit Tenant’s obligations, if any, under the

Lease to repair such items to the extent damaged by Tenant or Tenant’s obligations to repair and maintain plumbing Systems and Equipment serving Tenant that is located within the Premises, it being acknowledged and agreed that any repairs performed by Landlord for items that are damaged by Tenant or are Tenant’s obligations to repair and maintain under the Lease shall be paid for by Tenant as a separate charge and not as part of Operating Costs).

(k) Notwithstanding anything to the contrary in the Leases, Tenant shall be obligated to remove any Alterations at the expiration of earlier termination of the Term in accordance with the terms and provisions of the Leases, as amended hereby, provided that Landlord may only require removal with respect to Specialty Alterations. Landlord acknowledges that, except for Tenant’s supplemental condenser over its clean room in the 200 Minuteman Premises, there are no Specialty Alterations located in the Premises as of the Effective Date. As used herein, “Specialty Alterations” shall mean (A) with respect to the 200 Minuteman Lease, any improvements which are of a nature that would entail removal and repair costs that are materially in excess of the removal and repair costs associated with standard office installations, including, without limitation, clean rooms and other specialized facilities for laboratory or light manufacturing uses, shower rooms, kitchens, executive bathrooms, raised computer floors, computer room installations, supplemental HVAC equipment, generators, telecommunications equipment, safe deposit boxes, vaults, libraries or file rooms requiring reinforcement of floors, internal staircases, slab penetrations, conveyors, and any other improvements of a similar character and/or incorporating unusual architectural elements or requiring unusual expense to remove and restore, and (B) with respect to the 30 Minuteman Lease, any improvements which are of a nature that would entail removal and repair costs that are materially in excess of the removal and repair costs associated with standard office and laboratory or light manufacturing installations, including, without limitation, clean rooms, shower rooms, kitchens, executive bathrooms, raised computer floors, computer room installations, supplemental HVAC equipment, generators, telecommunications equipment, safe deposit boxes, vaults, libraries or file rooms requiring reinforcement of floors, internal staircases, slab penetrations, conveyors, and any other improvements of a similar character and/or incorporating unusual architectural elements or requiring unusual expense to remove and restore. Specialty Alterations also shall be deemed to include all wiring and cabling installed by or for Tenant.

(1) Section 13.3 of the Leases is amended by deleting the word “bonded” and replacing it with the word “bondable’, Landlord acknowledging that Tenant shall have no obligation to bond its contractors, provided that Landlord shall have the right to require Tenant’s general contractor to maintain subguard insurance in connection with Alterations costing in excess of $250,000.

(m) Notwithstanding anything in the Leases to the contrary, Tenant shall have no obligation to cause the structural portions of the Premises or Building or any Building systems serving the Premises in common with other portions of the Building in compliance with applicable Laws except to the extent arising out of Tenant’s particular use of the Premises for any laboratory or light manufacturing use (including Tenant’s clean room), as opposed to general office use (with respect to 200 Minuteman) or general laboratory or light manufacturing use (with respect to 30 Minuteman), or arising out of Alterations performed by or on behalf of Tenant.

(n) Notwithstanding anything to the Leases in the contrary, in no event shall either party to the Lease be liable to the other for indirect, consequential, punitive, exemplary, or special damages, except that in the event of any holdover by Tenant that continues for more than thirty (30) days, Tenant shall be liable to Landlord for all damages incurred as a result of such holdover.

(o) Section 14.1 of the Leases is hereby amended by (i) deleting the words “Tenant’s breach of or default under this Lease” and (ii) inserting the following at the end thereof:

“Except to the extent arising from a breach of this Lease by Tenant or the willful misconduct or negligent acts of Tenant or Tenant’s agents, contractors or employees, Landlord shall defend, indemnify and hold harmless Tenant from and against any and all Liabilities, demands, orders, decrees, actions, proceedings, fines, penalties, and expenses, including without limitation, court costs and attorneys’ fees, arising from or relating to any third party claim for loss of life, or damage or injury to a person or property occurring in the Common Areas to the extent caused by the negligence or willful misconduct of Landlord, its agents, employees, or contractors.”

(p) Notwithstanding anything to the contrary in the Leases, in no event shall Tenant be liable for, or Landlord exculpated from, all Liabilities, demands, orders, decrees, actions, proceedings, fines, penalties, and expenses to the extent resulting from the negligence or willful misconduct of Landlord, its agents, employees, or contractors.

(q) Section 14.1 of the Leases is hereby amended to insert the words “its agents, contractors, or employees” after the word “Landlord” in the last line thereof.

(r) Section 14.3 of the Leases is hereby amended by deleting the words “Landlord and its” in the third line thereof and inserting the words “Landlord’s Affiliates and Landlord’s”.

(s) Section 16.1 of the Leases is hereby amended by inserting, at the end thereof, the following: “Within 60 days following any casualty to the Property, Landlord shall provide Tenant with a good faith estimate of the time to restore the damage resulting from such casualty, which estimate shall be prepared by a qualified, independent general contractor. If the estimated time to restore the damage from such casualty exceeds 10 months, or if such casualty is uninsured or the proceeds of insurance for such casualty are not made available to Landlord by Landlord’s mortgagee and Landlord does not elect, in Landlord’s sole discretion, to fund any deficiency, then Tenant may terminate this Lease upon at least 30 days’ prior written notice to Landlord.”

(t) Section 18.3 of the Leases is hereby amended by (a) deleting the words “and creditworthy” in clause (b) thereof, (b) deleting clause (c) thereof, and (c) deleting the word “three” in clause (f) of Section 18.3 of the 200 Minuteman Lease and inserting the word “five” in its place.

(u) Section 18.5(c) of the Leases is hereby amended by (a) inserting the words “or other Affiliates of Tenant” immediately after the words “or wholly owned subsidiary” (b) inserting the words “(if an assignment)” are hereby inserted after the words “the Transferee” in both places in which it appears in the last sentence thereof, and (c) inserting the words “or the chief financial officer of such Transferee” after the words “independent CPA” in the last sentence thereof.

(v) Notwithstanding anything to the contrary in the Leases, the terms of any SNDA executed by Tenant and Landlord’s Mortgagees govern in the event of any conflict with Article 19.

(w) Section 21 of the Leases is hereby amended by deleting the words “by delays to the extent resulting from force majeure” in the penultimate sentence. Section 24.10 of the Lease is hereby amended by inserting, at the end thereof, the following: “Tenant will not be in default or incur any Liabilities if it can’t fulfill any of its obligations, or is delayed in doing so, because of force majeure (provided that nothing in this sentence shall relieve Tenant of its obligations pay rent when due hereunder or any other financial obligations).”

(x) Section 22.1(a)(ii) of the Leases is hereby deleted in its entirety and the following is inserted in its place: “the amount set forth in Section 22.1(b)(ii), below”.

(y) The following is inserted as a new Section 24.2(c) under the Leases:

“Notwithstanding anything to the contrary in the Lease, except in emergency situations, anyone who has access to any portion of the Premises pursuant to the Lease may, at Tenant’s election, be subject to Tenant’s reasonable security measures and protocols. Tenant may identify certain areas of the Premises that require limited access and strict security measures (“Secure Areas”), such as clean rooms, by written notice to Landlord from time to time. Except in the event of an emergency threatening personal injury or damage to property or a violation of any laws, and except as otherwise approved by Tenant, any entry in the Secure Areas must be done in the presence of a representative of Tenant so long as Tenant makes such representative available upon at least one (1) business day’s advance notice. Notwithstanding the foregoing, in case of emergency, Landlord may enter any part of the Premises without prior notice or a Tenant’s representative; provided that Landlord provides Tenant with notice of such entry as soon as reasonably possible thereafter and Landlord takes reasonable precautions to protect the health and safety of its entrants. Nothing in this paragraph will be construed as permitting Tenant to prohibit such access to any portion of the Premises.

(z) The following is inserted as a new Section 27 in the Leases: “If and for so long as Landlord, in its discretion, provides any Building amenities for the shared use of Building occupants (“Park Amenities”), which may include a common fitness center, cafeteria and common leisure/recreational areas, Tenant shall, subject to reasonable closures for repairs and the like, have the appurtenant, non-exclusive right, in common with others, to use such Park Amenities, in each case subject to reasonable rules established by Landlord from time to time with respect thereto and generally applicable to the users thereof (including, by way of example and not limitation, the execution of waiver forms and the payment of nominal membership or usage fees, if any, to the extent any such fees are applicable to all of the users thereof). In addition, the costs of operating, managing, maintaining, repairing and replacing any such Park Amenities may be included in Operating Costs to the extent permitted under the Leases, as amended hereby. Notwithstanding the foregoing, Tenant acknowledges and agrees that Landlord shall have no obligation to provide or maintain any Park Amenities for any period of time, provided that for so long as Landlord elects to provide the same for Building occupants, Tenant shall have the non-exclusive rights set forth herein.

(aa) Section 5 of the Fifth Amendment to the 200 Minuteman Lease is hereby deleted in its entirety.

(bb) With respect to the 30 Minuteman Lease only, if Landlord shall default in the performance of any of its obligations under the 30 Minuteman Lease, and such failure continues for thirty (30) days after written notice from Tenant (or with respect to emergencies, such shorter period as warranted, taking into account exigent circumstances), or, if the failure is not reasonably susceptible of cure within such period, if Landlord does not in good faith commence to cure such failure within such thirty (30) day period and thereafter diligently prosecute the cure to completion, Tenant may deliver to Landlord written notice of its intent to exercise self-help, and if such failure shall continue for five (5) days (or with respect to emergencies, such shorter period as warranted, taking into account exigent circumstances) after Landlord’s receipt of such self-help notice, Tenant shall have the right to cure such default on behalf of Landlord, (provided that Tenant shall not violate or render void any warranties maintained by Landlord of which copies are provided to Tenant in advance), in which event Landlord shall reimburse Tenant within 30 days after invoice for all reasonable costs and expenses incurred by Tenant in connection therewith, and if not so paid then Tenant shall have the right to recover the same by an abatement of Base Rent, provided that such abatement shall cease at such time as and to the extent that payment is tendered to Tenant. Notwithstanding the foregoing, if the amount of the abatement or setoff is more than 20% of the aggregate amount of Base Rent due in any month, then the amount abated or setoff in any one month shall not exceed 20% of the Base Rent and the excess amount of the abatement or setoff shall be carried forward until Tenant’s self-help costs have bene fully recouped. If Landlord fails to pay all amounts due to Tenant hereunder and if Tenant is unable to recover the full amount due through abatement or setoff of Base Rent by the end of the Term of the Lease, then Landlord shall pay the outstanding balance thereof within 30 days following the end of the Term. Notwithstanding anything the contrary, Tenant’s self-help rights under this paragraph shall not apply to Landlord’s maintenance, repair or replacement obligations with respect to any of the following: the roof, the foundation, the underground utilities, the sewer and drainage systems and any detention or retention facilities. The provisions of this paragraph are personal to Tenant and any Permitted Transferee, and may not be exercised by any other assignees or subtenants. For the avoidance of doubt, Tenant shall not have any self-help rights with respect to 200 Minuteman.

[SEE NEXT PAGE FOR SIGNATURES]

WITNESS the execution hereof as of the date first above written.

LANDLORD:

WHETSTONE 200 MINUTEMAN PARK, LLC, a Delaware limited liability company

By:	/s/ Rajiv S. Patel
Name: Rajiv S. Patel
Title: President

WHETSTONE 30 MINUTEMAN PARK, LLC, a Delaware limited liability company

By:	/s/ Rajiv S. Patel
Name: Rajiv S. Patel
Title: President

TENANT:

TRANSMEDICS GROUP, INC. a Massachusetts corporation

By:	/s/ Stephen Gordon
Name: Stephen Gordon
Title: CFO

EXHIBIT A-1

PLAN DEPICTING EXPANSION PREMISES A

[See Attached Plan]

EXHIBIT A-1 - PAGE 1

EXHIBIT A-1 - PAGE 2

EXHIBIT A-2

PLAN DEPICTING EXPANSION PREMISES B

[See Attached Plan]

EXHIBIT A-2 - PAGE 1

EXHIBIT A-2 - PAGE 2

EXHIBIT B

WORK LETTER

All initial capitalized terms used and not otherwise defined in this Exhibit B shall have the meaning ascribed to such terms in the Amendment to which this Exhibit.

1. Tenant’s Work. Notwithstanding that the Premises are being leased to Tenant in “as is” condition, Landlord acknowledges that Tenant intends to perform certain alterations and improvements in the Premises (collectively, the “Tenant’s Work”). Tenant shall be permitted to perform the Tenant’s Work, subject to Landlord’s prior written approval of the plans and specifications therefor and Tenant’s compliance with the terms and provisions of Section 13 of the Lease (provided that, to the extent of any conflict of Section 13 with the provisions of this Exhibit B, the provisions of this Exhibit B shall govern). Landlord shall not unreasonably withhold, condition, or delay its consent to the Tenant’s Work or the plans and specifications therefor, provided that it shall be reasonable for Landlord to withhold its consent to the extent the same materially and adversely affect the structural elements, systems or exterior of the Building. Following Landlord’s approval of the plans and specifications therefor, Tenant shall complete the Tenant’s Work in accordance with such approved plans and specifications, subject only to changes approved by Landlord pursuant to the standards applicable to the initially described Tenant’s Work, minor changes on account of field conditions, and changes required to comply with applicable Laws. Tenant shall, prior to the commencement of the Tenant’s Work, deliver to Landlord copies of all necessary permits and approvals, and evidence of the insurance with respect to the Tenant’s Work in amounts reasonably required by Landlord in connection with such work so long as such amounts are consistent with customary requirements for similar work in comparable buildings within the Route 128 north submarket. The Tenant’s Work shall be performed in a good and workmanlike manner, lien-free and in compliance with all applicable laws. Tenant’s Work shall be designed by Perkins and Will or other designers and contractors approved by Landlord, such approval not be unreasonably withheld, conditioned, or delayed. Prior to the expiration or earlier termination of the Lease, Tenant shall remove such portions of Tenant’s Work as so designated by Landlord at the time of Landlord’s approval of the plans and specifications therefor, and repair any damage resulting from such removal, provided that nothing herein shall require the removal of Specialty Alterations.

2. Additional Term Work Allowance. All costs of the Tenant’s Term Work shall be borne by Tenant; provided, however, Landlord shall contribute an amount not to exceed $3,388,608.00 (the “Work Allowance”), being $32.00 per rentable square foot in the Premises, subject to deduction for the Freight Elevator Cost, if any, as provided in Section 10(b) of the Amendment, and the Construction Management Fee (as defined below); provided, however, Tenant may not requisition more than $529,470.00 (the “Soft Costs Cap”), being $5.00 per rentable square foot in the Premises, of the Work Allowance for architectural fees, engineering fees, permitting,

EXHIBIT B - PAGE 1

space plans, wiring and cabling(collectively, the “Soft Costs”). In addition, Tenant shall have the right to requisition up to $529,470.00 (the “FF&E Cap”) of the Work Allowance to reimburse Tenant for the cost of furniture, fixtures, and equipment. In the event that the total construction costs for the Tenant’s Work exceed the Work Allowance, and/or the Soft Costs exceed the Soft Costs Cap, and/or furniture, fixtures and equipment up to the FF&E Cap. Tenant shall be solely responsible for all such excess costs. Landlord shall fund the Work Allowance as the Tenant’s Work progresses (but not more often than once per month), which advances shall be on a pro rata basis based on the estimated cost of the Work Allowance, as reasonably determined by Landlord based on information provided by Tenant, if the estimated cost of the Tenant’s Work exceeds the Work Allowance. Each requisition for use of the Work Allowance shall set forth the actual construction costs and/or Soft Costs up to the Soft Costs Cap subject to such requisition, and shall contain invoices, bills, and such other evidence of the actual construction costs and/or Soft Costs incurred or payable by Tenant as Landlord may reasonably request, together with evidence satisfactory to Landlord that the same have been paid or incurred (including lien waivers (which shall be unconditional with respect to the final disbursement, to the extent permitted pursuant to applicable Laws) for the general contractor and for subcontractors in trades that require work in excess of $15,000), and a certificate by the architect or contractor that the work covered by the application has been completed substantially in accordance with the approved plans and specifications. Landlord shall pay to Tenant from the Work Allowance (or, at Tenant’s request, pay directly to the parties to whom such amounts are due), an amount equal to the actual construction costs and/or Soft Costs (subject to the Soft Costs Cap) and/or the costs of furniture, fixtures, and equipment (subject to the FF&E Cap) properly set forth in the requisition, within 30 days after receipt of such requisition, subject to the provisions above regarding pro-rata funding. Any portion of the Work Allowance that is not requisitioned within 18 months after the Effective Date shall be deemed forfeited by Tenant, and Landlord shall have no further obligation with respect thereto. Notwithstanding anything to the contrary contained herein, Landlord shall not be obligated to disburse any portion of the Work Allowance during the continuance of a monetary or material non-monetary default under the Lease, as amended hereby, and Landlord’s obligation to disburse shall resume only if and when such default is cured.

If Landlord fails to provide Tenant with all or any portion of the Work Allowance properly due to Tenant within 30 days after receipt of a requisition as set forth above, time being of the essence, and such amount remains unpaid for 20 days after notice of such failure from Tenant and Landlord does not have a good faith basis to withhold such payment, then Tenant shall have the right to recover the same by an abatement of Base Rent, provided that such abatement shall cease at such time as and to the extent that payment is tendered to Tenant. Notwithstanding the foregoing, if the amount of the abatement or setoff is more than 20% of the aggregate amount of Base Rent due in any month, then the amount abated or setoff in any one month shall not exceed 20% of the Base Rent and the excess amount of the abatement or setoff shall be carried forward with interest at the Default Rate until Tenant’s self-help costs have been fully recouped. If Landlord fails to pay all amounts properly due to Tenant hereunder and if Tenant is unable to recover the full amount due through abatement or setoff of Base Rent by the end of the Term of the Lease, then Landlord shall pay the outstanding balance thereof within 30 days following the end of the Term.

EXHIBIT B - PAGE 2

3. Construction Management Fee. Landlord, or an agent of Landlord, shall provide construction management services in connection with the construction of the Tenant’s Work. Such construction management services shall be performed for a fee (the “Construction Management Fee”) equal to one percent (1%) of the amount of the hard costs incurred by Tenant for the Tenant’s Work. Landlord shall deduct the Construction Management Fee from the Work Allowance as such costs are requisitioned by Tenant.

4. Swing Space. Subject to the terms hereof, during the construction of the Tenant’s Work, Tenant shall be permitted to use, as swing space, approximately 5,524 rentable square feet of space located on the second floor of the 200 Minuteman Building, as shown on Schedule B attached hereto (the “Swing Space”), for a period of up to six (6) months (the “Swing Space Term”) commencing on the Effective Date and ending on the date that is six (6) months thereafter (the “Swing Space Term Expiration Date”). Notwithstanding the foregoing, Tenant may elect to give back the Swing Space prior to the Swing Space Term Expiration Date upon written notice thereof to Landlord, in which event, effective as of the give back date set forth in such notice from Tenant, the Swing Space Term shall be deemed terminated and such termination date shall be the “Swing Space Surrender Date”. Tenant accepts the Swing Space in its “as-is” condition. Except as provided otherwise under this Section 4, Tenant’s occupancy of the Swing Space shall be subject to all terms and provisions of the Lease. Tenant shall not be obligated to pay any Base Rent, Taxes or Operating Costs for the Swing Space during the Swing Space Term; provided, however, that Tenant shall be responsible for all costs of utilities and janitorial services for the Swing Space during Tenant’s occupancy thereof, such utilities charges shall be based upon Landlord’s meter readings (Landlord representing that the Swing Space is separately metered from other premises) and payable monthly to Landlord. In addition, Tenant shall be solely responsible, at Tenant’s sole cost and expense, for moving any of Tenant’s personal property to and from the Swing Space.

Tenant shall vacate the Swing Space and remove all of its personal property from the Swing Space, and surrender, no later than the last day of the Swing Space Term (the “Swing Space Surrender Date”), and any damage resulting from such surrender repaired, but otherwise in the condition the Swing Space is in as of the Effective Date, reasonable wear and tear and damage by casualty excepted. In the event that Tenant shall not vacate in its entirety and yield up the Swing Space in the condition aforesaid on or before the Swing Space Surrender Date, Tenant shall be considered to be holding over in the Swing Space, and Tenant shall pay the 200 Minuteman Landlord rent at the rate of $1,000.00 per day for each day that Tenant remains in possession of the Swing Space beyond the Swing Space Surrender Date, and if such holding over continues for more than 30 days, then Tenant shall be liable to Landlord for all damages incurred as a result of such holdover.

EXHIBIT B - PAGE 3

SCHEDULE B

PLAN DEPICTING SWING SPACE

[See Attached Plan]

EXHIBIT B - PAGE 4

EXHIBIT B - PAGE 5

EXHIBIT C

EXTENSION OPTION

Tenant may extend the Term with respect to the entire Premises, for one additional period of five (5) years, by delivering written notice of the exercise thereof to Landlord not earlier than 15 months or later than 12 months before the New Expiration Date. The Base Rent payable for each month during such extended Term shall be the prevailing market rental rate (the “Prevailing Rental Rate”), at the commencement of such extended Term for comparable premises in comparable buildings, taking into account all reasonable factors considered by parties in an arms-length determination of market rent (including without limitation periodic increases). Within 30 days after receipt of Tenant’s notice to extend, Landlord shall deliver to Tenant written notice of Landlord’s good faith estimate of the Prevailing Rental Rate and shall advise Tenant of the required adjustment to Base Rent. Tenant shall, within 15 days after receipt of Landlord’s notice, either notify Landlord in writing whether Tenant accepts or rejects Landlord’s determination of the Prevailing Rental Rate. If Tenant timely notifies Landlord that Tenant accepts Landlord’s determination of the Prevailing Rental Rate, then, within 30 days following the determination of the Prevailing Rental Rate, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same terms and conditions provided in this Lease, except as follows:

(a) Base Rent shall be adjusted to the Prevailing Rental Rate;

(b) Tenant shall have no further option to extend the Term unless expressly granted by Landlord in writing; and

(c) Landlord shall lease to Tenant the Premises in their then-current condition, and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements.

If Tenant fails to reject Landlord’s determination of the Prevailing Rental Rate by written notice within the time period required, then Tenant shall be deemed to have accepted Landlord’s determination of the Prevailing Rental Rate. If Tenant rejects Landlord’s determination of the Prevailing Rental Rate and timely notifies Landlord thereof, Tenant and Landlord shall negotiate the Prevailing Rental Rate in good faith for a period of 30 days after Tenant’s notice. If despite good faith efforts, Landlord and Tenant are unable to agree upon the Prevailing Rental Rate within such 30-day period, then the determination of the Prevailing Rental Rate shall be made by brokers as follows. In such event, within ten days after the expiration of such 30-day period, each party shall select a qualified commercial real estate broker with at least ten years’ experience in leasing property and buildings for comparable uses in the city or submarket in which the Premises are located. In the event the opinions of the two brokers differ and, after good faith efforts over the succeeding 30-day period, they cannot mutually agree, the brokers shall immediately and jointly appoint a third broker that has not previously been employed by either Landlord or Tenant with the qualifications specified above. This third broker shall immediately (within ten days) choose either the determination of Landlord’s broker or Tenant’s broker and such choice of this third broker shall be final and binding on Landlord and Tenant. Each party shall pay its own costs for

EXHIBIT C - PAGE 1

its real estate broker. Following the determination of the Prevailing Rental Rate by the brokers, the parties shall equally share the costs of any third broker. In no case shall the brokers used for the determination of the Prevailing Rental Rate be entitled to a commission on account of the determination of the Prevailing Rental Rate, the sole compensation to be an agreed upon flat consulting fee or hourly fee. The parties shall promptly execute an amendment as set forth above.

Tenant’s rights under this Exhibit shall terminate, at Landlord’s option, if (A) a default beyond applicable notice and cure periods exists as of the date of Tenant’s exercise of its rights under this Exhibit or as of the commencement date of the extended Term, (B) this Lease or Tenant’s right to possession of any of the Premises is terminated, (C) as of the date of Tenant’s exercise of its rights under this Exhibit or as of the commencement date of the extended Term, other than pursuant to Permitted Transfers, Tenant has assigned its interest in the Lease or sublet, or is marketing for sublease, more than thirty percent (30%) of the Total Rentable Square Footage of the Premises, or Tenant or a Permitted Transferee then fails to occupy at least sixty percent (60%) of the Total Rentable Square of the Premises, or (D) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant’s exercise thereof. As used in this Exhibit, the “Total Rentable Square Footage of the Premises” shall mean the total rentable square footage leased to Tenant in under this Amendment, i.e., 94,159 rentable square feet until the Expansion Premises B Commencement Date, and 105,894 rentable square feet from and after the Expansion Premises B, Commencement Date, provided that if any portion of the Premises is eliminated pursuant to the casualty or condemnation provisions of the Lease, then the Total Rentable Square Footage of the Premises shall be reduced by such portion eliminated due to casualty or condemnation.

EXHIBIT C - PAGE 2

EXHIBIT D

RIGHT OF FIRST OFFER

Subject to the existing renewal or expansion options or other preferential rights of other tenants listed on Schedule D-1, attached, and Landlord’s right to extend the lease of any existing tenant (whether or not such existing tenant’s lease contains any extension or renewal rights), Landlord shall, prior to offering that certain space located on the first (1st) floor of the 200 Minuteman Building, consisting of approximately 18,304 rentable square feet, as shown as the “Offer Space” on Schedule D-2 attached hereto (the “Offer Space”), to any party (other than the then-current tenant or occupant therein) at any time during the term, first offer to lease to Tenant the Offer Space as set forth herein; such offer shall (a) be in writing, and (b) specify the lease and other material terms for the Offer Space, including the rent to be paid for the Offer Space (which shall be at the Prevailing Rental Rate), the condition in which it will be delivered to Tenant, and the date on which the Offer Space shall be included in the Premises (the “Offer Notice”). The Offer Notice shall be in a form that is substantially similar to the Offer Notice attached to this Exhibit. Tenant shall notify Landlord in writing whether Tenant elects to lease the entire Offer Space on the terms set forth in the Offer Notice, within 10 business days after Landlord delivers to Tenant the Offer Notice. If Tenant timely elects to lease the Offer Space, then Landlord and Tenant shall execute an amendment to the 200 Minuteman Lease, effective as of the date the Offer Space is to be included in the Premises, on the terms set forth in the Offer Notice and otherwise on the terms of the Lease; however, Tenant shall accept the Offer Space in an “AS-IS” condition and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements except as specifically provided in the Offer Notice. To the extent that multiple tenants have rights to lease the Offer Space, Landlord may elect to deliver an Offer Notice to Tenant and such third party tenants at the same time, and if both Tenant and another third party tenant accept the Offer Notice, the party with the superior rights shall prevail.

If Tenant fails or is unable to timely exercise its right hereunder with respect to the Offer Space, then such right shall lapse with respect to such Offer Notice, time being of the essence with respect to the exercise thereof. Notwithstanding anything to the contrary, Tenant shall have the right to accept the Offer Space but dispute the determination of the Prevailing Rental Rate set forth in the Offer Notice by so indicating in Tenant’s timely written acceptance of the Offer Notice, in which event the Prevailing Rental Rate shall be determined in accordance with the same procedure as set forth in Exhibit C. In addition, if Landlord does not enter into a lease for the Offer Space within twelve (12) months following the date of the Offer Notice, then Landlord shall recommence the process under this Exhibit prior to entering into a lease with a third party for the Offer Space.

Tenant’s rights under this Exhibit shall terminate, at Landlord’s option, if (a) a default beyond applicable notice and cure periods exists as of the date of Tenant’s exercise of its rights under this Exhibit or as of the effective date of the addition of the Offer Space to the Premises, (b) this Lease or Tenant’s right to possession of any of the Premises is terminated, (c) as of the date of Tenant’s exercise of its rights under this Exhibit or as of the effective date of the addition of the Offer Space to the Premises, other than pursuant to a Permitted Transfer, Tenant has assigned its interest in this Lease or sublet, or is marketing for sublease, any portion of the Premises, or Tenant

EXHIBIT D - PAGE 1

or a Permitted Transferee then fails to occupy at least sixty percent (60%) of the Total Rentable Square Footage of the Premises, (d) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant’s exercise thereof, or (e) less than two full calendar years remain in the Term of the Lease, provided that if Tenant has any remaining extension options, Landlord shall deliver an Offer Notice but any acceptance of such Offer Notice shall be conditioned upon Tenant’s simultaneous exercise of its then-unexercised extension option. As used in this Exhibit, the “Total Rentable Square Footage of the Premises” shall mean the total rentable square footage leased to Tenant in under this Amendment, i.e., 94,159 rentable square feet until the Expansion Premises B Commencement Date, and 105,894 rentable square feet from and after the Expansion Premises B, Commencement Date, provided that if any portion of the Premises is eliminated pursuant to the casualty or condemnation provisions of the Lease, then the Total Rentable Square Footage of the Premises shall be reduced by such portion eliminated due to casualty or condemnation.

Tenant’s rights under this Exhibit shall not apply to leases that allow tenants in the 200 Minuteman Building to use such space as unfinished storage area under a license or other agreement terminable on 30 days’ notice and other temporary leases to provide temporary swing space of a period that is less than six months to tenants that ultimately will occupy other space in the 200 Minuteman Building on a permanent basis.

EXHIBIT D - PAGE 2

FORM OF OFFER NOTICE

[Insert Date of Notice]

BY FACSIMILE AND [FEDEX]

                                             ,

                        ,                         ,

Re:	Lease Agreement (the “Lease”) dated , between , a (“Landlord”), and , a (“Tenant”). Capitalized terms used herein but not defined shall be given the meanings assigned to them in the Lease.

Ladies and Gentlemen:

Pursuant to the Right of First Offer attached to the Lease, this is an Offer Notice on that certain space on the first (1st) floor of the building located at 200 Minuteman Road, Andover, Massachusetts, as down on Schedule 1 attached hereto (the “Offer Space”). The basic terms and conditions are as follows:

LOCATION:	1st floor of 200 Minuteman Road, Andover, Massachusetts, as shown on Schedule 1 attached hereto.

SIZE:	18,304 rentable square feet

BASIC RENT RATE:	$ per month

TERM:

IMPROVEMENTS:

COMMENCEMENT:

PARKING TERMS:

OTHER MATERIAL TERMS:

Under the terms of the Right of First Offer, you must exercise your rights, if at all, as to the Offer Space on the depiction attached to this Offer Notice within 10 business days after Landlord delivers such Offer Notice. Accordingly, you have until 5:00 p.m. local time on the date that is 10 business days following delivery of this Letter in accordance with the Lease, to exercise your rights under the Right of First Offer and accept the terms as contained herein, failing which your rights under the Right of First Offer shall terminate with respect to this Offer Notice. If possible, any earlier response would be appreciated. Please note that your acceptance of this Offer Notice shall be irrevocable and may not be rescinded.

EXHIBIT D - PAGE 3

Upon receipt of your acceptance herein, Landlord and Tenant shall execute an amendment to the Lease memorializing the terms of this Offer Notice including the inclusion of the Offer Space in the Premises; provided, however, that the failure by Landlord and Tenant to execute such amendment shall not affect the inclusion of such Offer Space in the Premises in accordance with this Offer Notice.

THE FAILURE TO ACCEPT THIS OFFER NOTICE BY (A) DESIGNATING THE “ACCEPTED” BOX, AND (B) EXECUTING AND RETURNING THIS OFFER NOTICE TO LANDLORD WITHOUT MODIFICATION WITHIN SUCH TIME PERIOD SHALL BE DEEMED A WAIVER OF TENANT’S RIGHTS UNDER THE RIGHT OF FIRST OFFER WITH RESPECT TO THIS OFFER NOTICE. THE FAILURE TO EXECUTE THIS LETTER WITHIN SUCH TIME PERIOD SHALL BE DEEMED A WAIVER OF THIS OFFER NOTICE.

Should you have any questions, do not hesitate to call.

Sincerely,

, on behalf of Landlord

By:

Name:

Title:

[please check appropriate box]

ACCEPTED ☐
REJECTED ☐

By:

Name:

Title:

Date:

EXHIBIT D - PAGE 4

SCHEDULE D-1

SUPERIOR RIGHTS

None.

EXHIBIT D - PAGE 5

SCHEDULE D-2

PLAN DEPICTING OFFER SPACE

[See Attached Plan]

EXHIBIT D - PAGE 6

EXHIBIT D - PAGE 7

EXHIBIT E

AMENDMENT TO PARKING EASEMENT

[See Attached]

EXHIBIT E - PAGE 1

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

Nutter, McClennen & Fish, LLP

Seaport West

155 Seaport Boulevard

Boston, MA 02210

Attn. Timothy M. Smith, Esq.

AMENDMENT TO PARKING EASEMENT AGREEMENT

THIS AMENDMENT TO PARKING EASEMENT AGREEMENT (this “Amendment”) is made as of this                      day of                     , 2020 (“Effective Date”), by and between ONE MINUTEMAN LLC, a Massachusetts limited liability company (“1 Minuteman”), and WHETSTONE 30 MINUTEMAN PARK, LLC, a Delaware limited liability company (“30 Minuteman”).

RECITALS

A. Reference is made to that certain Parking Easement Agreement dated April 19, 2005, by and between 1 Minuteman and 30 Minuteman Limited Partnership (“Original 30 Minuteman Owner”), recorded with the Essex County North District Registry of Deeds in Book 9504, Page 175 (the “Original Parking Easement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Original Parking Easement.

B. 1 Minuteman is the current owner of the real estate commonly known as One Minuteman Road, Andover, Massachusetts, as more particularly described in the Original Parking Easement (the “1 Property”). 1 Minuteman also recently purchased the adjacent real estate commonly known as 161 River Road, Andover, Massachusetts and consolidated the 1 Property and this adjacent property into a new Lot 10 by recording an Approval Not Required Plan of Land on September 16, 2019, as Plan #17985 at Essex North Registry of Deeds (the 1 Property and this adjacent property together are called the “Property”) as depicted in Exhibit A-1.

C. 30 Minuteman is the successor in title to Original 30 Minuteman Owner and the current owner of 30 Minuteman Road, Andover, Massachusetts, as more particularly described in the Original Parking Easement (the “30 Property”).

D. The Original Parking Easement granted a parking easement in the 1 Property permitting the 30 Parties to use 21 Non-exclusive Spaces and 8 Exclusive Spaces. 1 Minuteman currently is redeveloping the Property (including the 1 Property) primarily for retail/commercial use (the “Redevelopment”). To enable the Redevelopment, and subject to the terms of this Amendment, the parties wish to: (a) relocate the area for Tenant’s Non-exclusive Parking to a different location on the Property as depicted in the attached parking lot plan on Exhibit A-1 attached; (b) terminate the parking easement for the 8 Exclusive Spaces at the Property; and (c) authorize and require 1 Minuteman to construct 8 new parking spaces at its cost on the 30 Property (the “New Spaces”) as depicted in Exhibit A-1.

W I T N E S S E T H:

NOW THEREFORE, in consideration of the mutual promises and conditions herein contained, the parties hereby agree and modify and amend the Original Parking Easement as follows as of the Effective Date:

1. Deletion and Amendment of Certain References in Original Parking Easement. All references in the Original Parking Easement to “30 Minuteman” shall be deemed to refer to Whetstone 30 Minuteman Park, LLC. In addition: (a) effective upon the completion of the Redevelopment, all references to the area for “Tenant’s Non-exclusive Parking” and the Non-exclusive Spaces shall be deemed to mean and refer to the area identified as the “Twenty-One (21) Non-Exclusive Parking Spaces for 30 Minuteman Road” shown on Exhibit A-1 hereto, and the parking spaces therein; and (b) effective on substantial completion of the New Spaces (which shall mean that the New Spaces are available for use by the 30 Parties), all references to the “8 Visitor Parking Spaces,” the “Exclusive Spaces,” any other parking areas or spaces other than those described in subsection (a) above, and all rights, obligations and liabilities in connection with any of them, shall be deemed deleted from the Original Parking Easement and null and void.

2. Substitution of Easement Plan. Exhibit A-1 to the Original Parking Easement is hereby deleted and Exhibit A-1 attached hereto (showing the relocated area for Tenant’s Non-exclusive Parking) is hereby substituted therefor.

3. Construction of New Spaces. 1 Minuteman, at its sole cost, and with the cooperation of the 30 Parties (at no cost to the 30 Parties), will construct the New Spaces on the 30 Property as follows: (a) the New Spaces will be constructed at a location approximately as shown on Exhibit A-1 attached hereto, and will consist of 8 new, standard parking spaces (not handicapped accessible spaces) and access thereto, constructed of asphalt paving substantially similar to the existing parking spaces located on the 30 Property; (b) 1 Minuteman will contract with an experienced, Massachusetts-licensed contractor to perform the work, and will apply to the Town of Andover for necessary permits and licenses during construction of the Redevelopment; and (c) subject to weather delays or other force majeure, construction will begin promptly after necessary permits and licenses have been issued and appeal period has lapsed, in accordance with a schedule reasonably approved in advance by 1 Minuteman and 30 Minuteman, and will be performed diligently, in a good and workmanlike manner and in accordance with applicable laws and codes. In connection with any access and work by 1 Minuteman on the 30 Property, 1 Minuteman shall use reasonable efforts not to unreasonably interfere with the 30 Parties’ operations on the 30 Property. During construction, the contractor will carry commercial general liability insurance of at least $2 Million combined single limit for each occurrence, including property damage and commercial automobile liability insurance (“Liability Insurance), and worker’s compensation insurance in statutory limits and employer’s liability insurance of at least $1 Million. All policies will be from creditworthy insurers, and the Liability Insurance policies will name 30 Minuteman as an additional insured. Prior to any

2

entry onto the 30 Property, the contractor will deliver to 30 Minuteman a certificate of insurance evidencing the required coverage. Each party irrevocably waives, for itself, its affiliates and its insurers all subrogation, substitution and similar rights of any kind, and any right to recover against the other to the extent that any loss or damage is covered or compensated by insurance of any type (which will be exhausted first). 1 Minuteman will indemnify, defend and hold harmless 30 Minuteman from all costs to construct the New Spaces, and, subject to the foregoing waiver of subrogation, all claims, liabilities, damages and losses arising from the acts or omissions of 1 Minuteman or its contractor or subcontractors or their respective officers, employees or agents while on the 30 Property (including reasonable attorneys’ fees and costs in connection with those claims), except to the extent those claims or resulting costs arise from the negligence or willful misconduct of the 30 Parties.

4. Temporary Spaces During Construction. 1 Minuteman has provided 6 temporary substitute spaces for the 8 Exclusive Spaces (the “Temporary Spaces”) in the same location as the New Spaces shown in Exhibit A-1 attached, and will continue to provide them until construction of the New Spaces.

5. Relocation and Redevelopment Costs. 1 Minuteman has commenced construction of the Redevelopment and shall use commercially reasonable efforts to complete the Redevelopment by June 1, 2020, or as soon thereafter as reasonably practicable, considering weather conditions and force majeure. 30 Minuteman acknowledges that, during the Redevelopment, the 30 Parties may not have access to, or use of, some or all of the 21 Non-exclusive Spaces (and will not have access or use or any of the 8 Exclusive Spaces except for the Temporary Spaces). 1 Minuteman acknowledges and agrees that 30 Minuteman shall have no obligation or liability with respect to the Redevelopment or for any costs related to the Redevelopment, all of which shall be performed by 1 Minuteman at 1 Minuteman’s sole cost and expense. In addition, notwithstanding anything to the contrary in the Original Parking Easement (including Section 5(a) therein), for the period from commencement of construction for the Redevelopment until substantial completion of the parking areas thereof and relocation of 21 Non-exclusive Spaces in accordance with this Amendment as shown on Exhibit A-1 attached to this Amendment, 30 Minuteman shall have no obligation to pay its share of snowplowing, repair or maintenance costs for the entrances and parking areas at the Property. That obligation to pay will be reinstated on and after the date that 1 Minuteman notifies 30 Minuteman in writing that the relocated Tenant’s Non-exclusive Parking area is available for use by the 30 Parties; provided, however, that 30 Minuteman’s share of such costs shall be 24.4% based upon 21 / 86 = 24.4%.

6. Self-Help. Notwithstanding anything to the contrary, in the event that 1 Minuteman fails to complete construction of the New Spaces by June 1, 2020 (extended for delays caused by weather conditions or other force majeure), then 30 Minuteman shall have the right, upon written notice to 1 Minuteman, to construct the New Spaces on behalf of 1 Minuteman and 1 Minuteman shall reimburse 30 Minuteman for the commercially reasonable costs thereof within thirty (30) days after receipt of an invoice therefor.

3

7. Availability of Relocated Non-Exclusive Spaces. If following the completion of the parking areas on the Property and the relocation of the 21 Non-exclusive Spaces to the locations shown on Exhibit A-1 attached hereto, 1 Minuteman blocks or prevents access to, or use of, the relocated 21 Non-exclusive Spaces (other than in connection with maintenance, repairs, reconstruction, weather conditions or other force majeure for commercially reasonable periods under the circumstances), then 1 Minuteman shall work together with 30 Minuteman, in good faith, in order to resolve such restriction in the 30 Parties’ access to, and use of, the relocated 21 Non-exclusive Spaces.

8. Amendment to Section 5(c) of Original Parking Easement. Section 5(c) of the Original Parking Easement is hereby amended by adding the following clause at the beginning thereof: “Except to the extent caused by 1 Minuteman or its agents, contractors, employees, licensee or invitees,”.

9. Notice Addresses. Effective as of the Effective Date, Section 6 of the Original Parking Easement is hereby modified to reflect the parties’ respective current addresses for notices as follows:

If to 30 Minuteman:

Whetstone 30 Minuteman Park, LLC

c/o Spear Street Capital

One Market Plaza

Spear Tower, Suite 4125

San Francisco, CA 94105

Attention: Rajiv S. Patel

With a copy to:

Whetstone 30 Minuteman Park, LLC

c/o Spear Street Capital

450 Lexington Avenue, 39th Floor

New York, New York 10017

Attention: Asset Manager-Minuteman Park, Andover, MA

If to 1 Minuteman

One Minuteman LLC

c/o U.S. Managers Realty, Inc.

2101 Rosecrans Avenue, Suite 5252

El Segundo, CA 90245

Attention: John Kusmiersky and John G. Baker

10. Transactional Fees and Expenses. 1 Minuteman shall pay the costs to record this Amendment and any required deed stamps, recording fees or similar charges. 1 Minuteman also shall reimburse 30 Minuteman for 30 Minuteman’s reasonable legal fees and expenses incurred in the drafting and negotiation of this Amendment.

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11. Miscellaneous. Except as herein modified and amended, the rights of the parties under the Original Parking Easement shall remain in full force and effect as heretofore. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. This Amendment may be executed in counterparts, and e-mailed counterparts (pdf format) containing a party’s signature will be treated the same as an original counterpart ink-signed by that party for purposes of the effectiveness of this Amendment; provided, however, that the parties shall deliver original counterparts for the purposes of recording.

[SIGNATURES BEGIN ON NEXT PAGE]

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Signature page to Amendment to Parking Easement Agreement

EXECUTED as a sealed instrument as of the Effective Date.

ONE MINUTEMAN LLC

By:
John Kusmiersky, Managing Member

State of California

County of Los Angeles

On                                  , 2020 before me, V. E. Rodriguez, Notary Public, personally appeared John Kusmiersky, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Notary Public
My Commission Expires: November 24, 2022

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Signature page to Amendment to Parking Easement Agreement

EXECUTED as a sealed instrument as of the Effective Date.

WHETSTONE 30 MINUTEMAN PARK, LLC, a
Delaware limited liability company

By:
Rajiv S. Patel, President

COMMONWEALTH OF MASSACHUSETTS

COUNTY:                     , ss.

On this          day of                     , 2020, before me, the undersigned notary public, personally appeared Rajiv S. Patel, proved to me through satisfactory evidence of identification, which was                             , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose, as President of Whetstone 30 Minuteman Park, LLC as the voluntary act of Whetstone 30 Minuteman Park, LLC.

Notary Public
My commission expires:

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EXHIBIT A-1

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EXHIBIT F

LOCATION OF EXTERIOR SIGN ON 200 MINUTEMAN BUILDING

EXHIBIT F - PAGE I

EXHIBIT G

FORM OF SNDA

[See Attached]

EXHIBIT G - PAGE 1

Prepared By/Return To:

Jones Day

555 California Street, 26th Floor

San Francisco, CA 94104

Attn: Michael T. Riess, Esq.

Space above for Recorder’s Use

SUBORDINATION, NONDISTURBANCE, AND ATTORNMENT AGREEMENT

NOTICE: THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY AGREEMENT.

NOTICE: THIS AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR LEASE AS LANDLORD TO OBTAIN A LOAN, SOME OR ALL OF WHICH MAY BE EXPENDED FOR PURPOSES OTHER THAN ACQUISITION OR IMPROVEMENT OF THE PROPERTY.

This SUBORDINATION, NONDISTURBANCE, AND ATTORNMENT AGREEMENT (this “Agreement”) is entered into as of                     , 2019 (the “Effective Date”), between BANK OF AMERICA, N.A., a national banking association, whose address is 555 California Street, 6th Floor, San Francisco, CA 94104, Attention: Commercial Real Estate Banking, as administrative agent for certain lenders (together with its successors and assigns, “Agent”), and TRANSMEDICS GROUP, INC., a Massachusetts corporation, whose address is 200 Minuteman Road #302, Andover, Massachusetts 01810, Attention: Stephen Gordon (“Tenant”), with reference to the following facts:

A. WHETSTONE 200 MINUTEMAN PARK, LLC, a Delaware limited liability company, whose address is c/o Spear Street Capital, LLC, One Market Plaza, Spear Tower, Suite 4125, San Francisco, California 94105, Attention: John S. Grassi (collectively, “Landlord”), owns the real property located at 200 Minuteman Road, Andover, Massachusetts (such real property, including all buildings, improvements, structures and fixtures located thereon, “Landlord’s Premises”), as more particularly described in Schedule “A”.

B. Pursuant to that certain Loan Agreement, dated as of October 20, 2017, certain lenders (together with their respective successors and assigns, collectively, “Lenders”) have made a loan to Landlord and certain additional borrowers named therein in the original principal amount of up to $118,000,000 (the “Loan”), all as provided in and subject to the terms and conditions set forth in the Loan Documents (as hereinafter defined).

C. To secure the Loan, Landlord and certain additional mortgagors named therein are concurrently herewith encumbering Landlord’s Premises and certain additional property as detailed therein by entering into that certain Mortgage, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement, dated as of October 20, 2017, in favor of Agent, as beneficiary, on behalf of Lenders (as amended, increased, renewed, extended, spread, consolidated, severed, restated, or otherwise changed from time to time, the “Mortgage”), and recorded on October 26, 2017, at Book 15273, Page 305, in the Official Records of Essex County, Massachusetts (the “Official Records”).

D. Pursuant to that certain Lease, dated as of June 25, 2004, as amended and affected by (i) that certain Commencement Letter dated as of August 9, 2006, (ii) that certain First Amendment to Lease dated as of September 28, 2004, (iii) that certain Second Amendment to Lease dated as of November 29, 2005, (iv) that certain Third Amendment to Lease dated as of June 12, 2006, (v) that certain Fourth Amendment to Lease dated as of February 1, 2007, (vi) that certain Fifth Amendment to Lease dated as of April 30, 2010, and (vii) that certain Omnibus Amendment #1 to Lease, dated as of December [    ], 2019 (as it may be amended from time to time in accordance with this Agreement, the “Lease”); Landlord, as successor by assignment to 200 Minuteman Park LLC, demised to Tenant a portion of the building located on Landlord’s Premises (“Tenant’s Premises”).

E. Tenant and Agent desire to agree upon the relative priorities of their interests in Landlord’s Premises and their rights and obligations if certain events occur.

NOW, THEREFORE, for good and sufficient consideration and intending to be legally bound hereby, Tenant and Agent agree:

1. Definitions. The following terms shall have the following meanings for purposes of this Agreement.

1.1 “Civil Asset Forfeiture Reform Act” means the Civil Asset Forfeiture Reform Act of 2000 (18 U.S.C. Sections 983 et seq.), as amended from time to time, and any successor statute.

1.2 “Construction-Related Obligation(s)” means any obligation of Landlord under the Lease to make, pay for, or reimburse Tenant for any alterations, demolition, or other improvements or work at Landlord’s Premises, including Tenant’s Premises. Construction-Related Obligations shall not include: (a) reconstruction or repair following fire, casualty or condemnation; or (b) day-to-day maintenance and repairs.

1.3 “Controlled Substances Act” means the Controlled Substances Act (21 U.S.C. Sections 801 et seq.), as amended from time to time, and any successor statute.

1.4 “Foreclosure Event” means: (a) foreclosure under the Mortgage, whether by judicial action or pursuant to nonjudicial proceedings; (b) any other exercise by Agent or any Lender of rights and remedies (whether under the Mortgage or under applicable law, including bankruptcy law) as holder of the Loan and/or the Mortgage, as a result of which any Successor Landlord becomes owner of Landlord’s Premises; or (c) delivery by Landlord to Agent (or its designee or nominee) of a deed or other conveyance of Landlord’s interest in Landlord’s Premises in lieu of any of the foregoing.

1.5 “Former Landlord” means Landlord and any other party that was landlord under the Lease at any time before the occurrence of any attornment under this Agreement.

1.6 “Governmental Authority” or “Governmental Authorities” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

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1.7 “Law” or “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. With respect to Tenant and the Tenant Premises, “Law” or “Laws” includes all Laws pertaining to the construction, sale, leasing or use of the improvements and to access and facilities for handicapped or disabled persons.

1.8 “Loan Documents” mean the Mortgage and any other document now or hereafter evidencing, governing, securing or otherwise executed in connection with the Loan, including any promissory note and/or loan agreement, pertaining to the repayment or use of the Loan proceeds or to any of the real or personal property, or interests therein, securing the Loan, as such documents or any of them may have been or may be from time to time hereafter renewed, extended, supplemented, increased or modified. This Agreement is a Loan Document.

1.9 “Offset Right” means any right or alleged right of Tenant to any offset, defense (other than one arising from actual payment and performance, which payment and performance would bind a Successor Landlord pursuant to this Agreement), claim, counterclaim, reduction, deduction, or abatement against Tenant’s payment of Rent or performance of Tenant’s other obligations under the Lease, arising (whether under the Lease or other applicable law) from Landlord’s breach or default under the Lease.

1.10 “Rent” means any fixed rent, base rent or additional rent under the Lease.

1.11 “Successor Landlord” means any party that becomes owner of Landlord’s Premises as the result of a Foreclosure Event.

1.12 “Termination Right” means any right of Tenant to cancel or terminate the Lease or to claim a partial or total eviction arising (whether under the Lease or under applicable law) from Landlord’s breach or default under the Lease.

2. Subordination. Subject to the terms of this Agreement, Tenant hereby intentionally and unconditionally subordinates the Lease and all of Tenant’s right, title and interest thereunder and in and to Landlord’s Premises (including Tenant’s right, title and interest in connection with any insurance proceeds or eminent domain awards or compensation relating to Landlord’s Premises and Tenant’s right to receive and retain any rentals or payments made under any sublease or concession agreement of or relating to any portion of Tenant’s Premises), to the lien of the Mortgage, and agrees that the Mortgage shall unconditionally be and shall at all times remain a lien on Landlord’s Premises prior and superior to the Lease.

3. Nondisturbance; Recognition; and Attornment.

3.1 No Exercise of Mortgage Remedies Against Tenant. So long as the Lease has not been terminated on account of Tenant’s default that has continued beyond applicable cure periods (an “Event of Default”), neither Agent nor any Lender shall name or join Tenant as a defendant in any judicial action or proceeding that is commenced pursuant to the exercise of Agent’s or Lenders’ rights and remedies arising upon a default by Landlord under the Mortgage unless (a) applicable law requires Tenant to be made a party

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thereto as a condition to proceeding against Landlord or in order to prosecute or otherwise fully enforce such rights and remedies; or (b) such joinder of Tenant is required for the recovery by Agent of any Rent at any time owing by Tenant under the Lease, whether pursuant to the assignment of rents set forth in the Mortgage or otherwise; or (c) such joinder is required in order to enforce any right of Agent or any Lender to enter Landlord’s Premises for the purpose of making any inspection or assessment, or in order to protect the value of Agent’s security provided by the Mortgage. In any instance in which Agent or any Lender is permitted to join Tenant as a defendant as provided above, Agent agrees not to terminate the Lease or otherwise adversely affect Tenant’s rights under the Lease or this Agreement in or pursuant to such action or proceeding. The foregoing provisions of this Section shall not be construed in any manner that would prevent Agent from (i) carrying out any nonjudicial foreclosure proceeding under the Mortgage, or (ii) obtaining the appointment of a receiver for the Landlord’s Premises as and when permitted under applicable law.

3.2 Nondisturbance and Attornment. If the Lease has not been terminated on account of an Event of Default by Tenant, then, when Successor Landlord takes title to Landlord’s Premises: (a) Successor Landlord shall not terminate or disturb Tenant’s possession of Tenant’s Premises under the Lease, except in accordance with the terms of the Lease and this Agreement; (b) Successor Landlord shall be bound to Tenant under all the terms and conditions of the Lease (except as provided in this Agreement); (c) Tenant shall recognize and attorn to Successor Landlord as Tenant’s direct landlord under the Lease as affected by this Agreement; and (d) the Lease shall continue in full force and effect as a direct lease, in accordance with its terms (except as provided in this Agreement), between Successor Landlord and Tenant.

3.3 Use of Proceeds. Agent, in making any advances of the Loan pursuant to any of the Loan Documents, shall be under no obligation or duty to, nor has Agent represented to Tenant that it will, see to the application of such proceeds by the person or persons to whom Agent disburses such advances, and any application or use of such proceeds for purposes other than those provided for in any Loan Document shall not defeat Tenant’s agreement to subordinate the Lease in whole or in part as set forth in this Agreement.

3.4 Further Documentation. The provisions of this Article shall be effective and self-operative without any need for Successor Landlord or Tenant to execute any further documents. Tenant and Successor Landlord shall, however, confirm the provisions of this Article in writing within fifteen (15) days after request by either of them.

3.5 Default Under Mortgage. In the event that Agent notifies Tenant of a default under the Mortgage and demands that Tenant pay its rent and all other sums due under the Lease directly to Agent, on behalf of Lenders, Tenant shall honor such demand and pay the full amount of its rent and all other sums due under the Lease directly to Agent, without offset, or as otherwise required pursuant to such notice beginning within thirty (30) days after such notice of default, without inquiry as to whether a default actually exists under the Mortgage and notwithstanding any contrary instructions of or demands from Landlord. The consent and approval of Landlord to this Agreement shall constitute an express authorization for Tenant to make such payments to Agent and a release and discharge of all liability of Tenant to Landlord for any such payments made to Agent in compliance with Agent’s written demand.

4. Protection of Successor Landlord. Notwithstanding anything to the contrary in the Lease or the Mortgage, Successor Landlord shall not be liable for or bound by any of the following matters:

4. 1 Claims Against Former Landlord. Any Offset Right that Tenant may have against any Former Landlord relating to any event or occurrence before the date of attornment, including any claim for damages of any kind whatsoever as the result of any breach by Former Landlord that occurred before the date of attornment; provided, however, the foregoing shall not limit (a) Tenant’s right to exercise against Successor Landlord any Offset Right (including, without limitation, any Offset Right available to Tenant

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pursuant to the terms of the Lease because of events continuing as of or after the date of attornment (but only for damages or abatements accruing from and after the date of attornment), or (b) Successor Landlord’s obligation to correct any conditions that existed as of the date of attornment and violate Successor Landlord’s obligations as landlord under the Lease. Notwithstanding the foregoing, in the event that Landlord has not, as of the date on which Successor Owner obtains title to and possession of the Property free of occupancy and claims to occupancy by Landlord and its representatives, successors and assigns, fully funded the Work Allowance (as defined in the Lease) pursuant to the terms of the Lease, Successor Landlord may decline to fund any or all of the Work Allowance and Tenant will have the right (as its sole right, remedy, and/or recourse with respect to such election not to fund any of the Work Allowance) to offset from base rent next accruing the unfunded Work Allowance to the extent such unfunded Work Allowance would otherwise have been due and payable pursuant to the terms of the Lease if advanced when due. Tenant hereby confirms that the aggregate amount of the Work Allowance is $3,388,608.00.

4.2 Acts or Omissions of Former Landlord. Any act, omission, default, misrepresentation, or breach of warranty, of any previous landlord (including Former Landlord) or obligations accruing prior to Successor Landlord’s actual ownership of the Landlord’s Premises; provided the foregoing shall not limit Tenant’s right to exercise Offset Rights as provided in Section 4.1 above.

4.3 Prepayments. Any payment of Rent that Tenant may have made to Former Landlord more than thirty (30) days before the date such Rent was first due and payable under the Lease with respect to any period after the date of attornment other than, and only to the extent that, the Lease expressly required such a prepayment.

4.4 Payment; Security Deposit. Any obligation (a) to pay Tenant any sum(s) that any Former Landlord owed to Tenant, other than a security deposit or letter of credit deposited with Former Landlord to the extent the same was actually delivered to Agent (and, in the case of a letter of credit delivered to Agent, only to the extent of undrawn amounts under such letter of credit when received by Agent). Provided the security deposit or letter of credit (to the extent of undrawn amounts) was delivered to Agent, any rights of offset provided for in the Lease will apply. Upon written notice to Tenant, Agent will provide confirmation to Tenant as to whether or not Agent holds a security deposit or letter of credit, such confirmation to be provided within ten (10) business days of Lender’s receipt of Tenant’s written request. This Section is not intended to apply to Landlord’s obligation to make any payment that constitutes a Construction-Related Obligation.

4.5 Modification; Amendment; or Waiver. Any material modification or material amendment of the Lease, or any waiver of any material terms of the Lease, made without Agent’s written consent. For purposes hereof, a “material” amendment, modification or waiver of any material terms means one that reduces the rent, term, size of Tenant’s Premises or Tenant’s obligation to pay operating expense reimbursements or common area charges; transfers to Landlord costs or expenses previously paid by Tenant; adds options on the part of Tenant to expand Tenant’s Premises or to purchase Landlord’s Premises; or otherwise materially increases Landlord’s obligations or decreases Tenant’s obligations under the Lease.

4.6 Surrender; Etc. Any consensual or negotiated surrender, cancellation, or termination of the Lease, in whole or in part, agreed upon between Landlord and Tenant, unless effected unilaterally by Tenant pursuant to the express terms of the Lease.

4.7 Construction-Related Obligations. Any Construction-Related Obligation of Landlord under the Lease; provided the foregoing shall not limit Tenant’s right to exercise Offset Rights as provided in Section 4.1 above.

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5. Exculpation of Successor Landlord. Notwithstanding anything to the contrary in this Agreement or the Lease, upon any attornment pursuant to this Agreement the Lease shall be deemed to have been automatically amended to provide that Successor Landlord’s obligations and liability under the Lease shall never extend beyond Successor Landlord’s (or its successors’ or assigns’) interest, if any, in Landlord’s Premises from time to time, including insurance and condemnation proceeds, Successor Landlord’s interest in the Lease, and the proceeds from any sale or other disposition of Landlord’s Premises by Successor Landlord (collectively, “Successor Landlord’s Interest”). Tenant shall look exclusively to Successor Landlord’s Interest (or that of its successors and assigns) for payment or discharge of any obligations of Successor Landlord under the Lease as affected by this Agreement. If Tenant obtains any money judgment against Successor Landlord with respect to the Lease or the relationship between Successor Landlord and Tenant, then Tenant shall look solely to Successor Landlord’s Interest (or that of its successors and assigns) to collect such judgment. Tenant shall not collect or attempt to collect any such judgment out of any other assets of Successor Landlord. In addition to any limitation of liability set forth in this Agreement, Agent, Lenders and/or their respective successors and assigns shall under no circumstances be liable for any incidental, consequential, punitive, or exemplary damages.

6. Agent’s Right to Cure.

6.1 Notice to Agent. Notwithstanding anything to the contrary in the Lease or this Agreement, before exercising any Termination Right, Tenant shall provide Agent with notice of the breach or default by Landlord giving rise to same (the “Default Notice”) and, thereafter, the opportunity to cure such breach or default as provided for below.

6.2 Agent’s Cure Period. After Agent receives a Default Notice, Agent shall have a period of thirty (30) days beyond the time available to Landlord under the Lease in which to cure the breach or default by Landlord; provided that Agent delivers to Tenant written notice within thirty (30) days after receipt of the Default Notice that Agent intends to exercise reasonable efforts to cure the breach or default by Landlord. Neither Agent nor any Lender shall have any obligation to cure (and shall have no liability or obligation for not curing) any breach or default by Landlord, except to the extent that Agent or such Lender agrees or undertakes otherwise in writing.

6.3 Extended Cure Period. In addition, as to any breach or default by Landlord the cure of which requires possession and control of Landlord’s Premises, provided only that Agent undertakes to Tenant by written notice to Tenant within thirty (30) days after receipt of the Default Notice to exercise reasonable efforts to cure or cause to be cured by a receiver such breach or default within the period permitted by this Section, Agent’s cure period shall continue for such additional time (the “Extended Cure Period”) as Agent may reasonably require to either (a) obtain possession and control of Landlord’s Premises and thereafter cure the breach or default with reasonable diligence and continuity, or (b) obtain the appointment of a receiver and give such receiver a reasonable period of time in which to cure the default; provided that in no event shall such extension exceed one hundred eighty (180) days in the aggregate.

7. Confirmation of Facts. Tenant represents to Agent, Lenders and to any Successor Landlord, in each case as of the Effective Date:

7.1 No Violations of Laws. Tenant has not violated, and shall not violate, any Laws affecting Tenant’s Premises, including the Controlled Substances Act, or which could otherwise result in the commencement of a judicial or nonjudicial forfeiture or seizure proceeding by a Governmental Authority (including the commencement of any proceedings under the Civil Asset Forfeiture Reform Act) on the grounds that Tenant’s Premises or any part thereof has been used to commit or facilitate the commission of a criminal offense by any person, including Tenant, pursuant to any Law, including the Controlled Substances Act, regardless of whether or not Tenant’s Premises is or shall become subject to forfeiture or seizure in connection therewith.

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8. Miscellaneous.

8.1 Notices. All notices or other communications required or permitted under this Agreement shall be in writing and given by certified mail (return receipt requested) or by nationally recognized overnight courier service that regularly maintains records of items delivered. Each party’s address is as set forth in the opening paragraph of this Agreement, subject to change by notice under this Section. Notices shall be effective the next business day after being sent by overnight courier service, and five (5) business days after being sent by certified mail (return receipt requested). Notices to Tenant shall also be sent to:

DLA Piper (US) LLP

33 Arch Street

Boston, Massachusetts 02110

Attn: Barbara Trachtenberg, Esq.

8.2 Successors and Assigns. This Agreement shall bind and benefit the parties, their successors and assigns, any Successor Landlord, and its successors and assigns. If Agent assigns the Mortgage, then upon delivery to Tenant of written notice thereof accompanied by the assignee’s written assumption of all obligations under this Agreement, all liability of the assignor shall terminate.

8.3 Entire Agreement. This Agreement constitutes the entire agreement between Agent, Lenders and Tenant regarding the subordination of the Lease to the Mortgage and the rights and obligations of Agent, Lenders and Tenant as to the subject matter of this Agreement.

8.4 Interaction with Lease and with Mortgage; Severability. If this Agreement conflicts with the Lease, then this Agreement shall govern as between the parties and any Successor Landlord, including upon any attornment pursuant to this Agreement. This Agreement supersedes, and constitutes full compliance with, any provisions in the Lease that provide for subordination of the Lease to, or for delivery of nondisturbance agreements by the holder of, the Mortgage. Agent confirms that Agent has consented to Landlord’s entering into the Lease. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, such provision shall be considered severed from the rest of this Agreement and the remaining provisions shall continue in full force and effect as if such provision had not been included.

8.5 Agent’s and Lenders’ Rights and Obligations. Except as expressly provided for in this Agreement, neither Agent nor any Lender shall have any obligations to Tenant with respect to the Lease. If an attornment occurs pursuant to this Agreement, then all rights and obligations of Agent and Lenders under this Agreement shall terminate, without thereby affecting in any way the rights and obligations of Successor Landlord provided for in this Agreement. All rights and remedies referenced herein in favor of the Administrative Agent shall be held by the Agent for the benefit of the Lenders and shall be exercised or not exercised by the Agent in accordance with the terms and conditions set forth in the Loan Documents. References contained herein to the “Lenders” shall be deemed to mean any or all of them, as applicable.

8.6 Interpretation; Governing Law. The interpretation, validity and enforcement of this Agreement shall be governed by and construed under the internal laws of the Commonwealth of Massachusetts, excluding its principles of conflict of laws.

8.7 Amendments. This Agreement may be amended, discharged or terminated, or any of its provisions waived, only by a written instrument executed by the party to be charged.

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8.8 Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

8.9 Agent’s Representation. Agent represents that Agent has full authority to enter into this Agreement, and Agent’s entry into this Agreement has been duly authorized by all necessary actions.

8.10 Reliance by Agent and Lenders. Tenant acknowledges the right of Agent and Lenders (as well as any Successor Landlord) to rely upon the certifications and agreements in this Agreement in making the Loan to Landlord.

[Remainder of Page Intentionally Left Blank.]

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered, under seal, by Agent and Tenant as of the Effective Date.

AGENT:

BANK OF AMERICA, N.A., a national banking association, as Agent

By:
Name:
Title:

TENANT:

TRANSMEDICS GROUP, INC., a Massachusetts corporation, as Tenant

By:
Name:
Title:

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA

COUNTY OF                                 ss.

On                                                  before me,                                              , personally appeared                                                 , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

Signature

My commission expires .

ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS

County of

On this                  day of                             , 20        , before me, the undersigned notary public, personally appeared                     , as                                 of                             , proved to me through satisfactory evidence of identification, which was                             , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he/she signed it voluntarily for its stated purpose.

Notary Public [Affix Seal]
My commission expires:

LANDLORD’S CONSENT

Landlord consents and agrees to the foregoing Agreement, which was entered into at Landlord’s request. The foregoing Agreement shall not alter, waive or diminish any of Landlord’s obligations under the Mortgage or the Lease. The above Agreement discharges any obligations of Agent and Lenders under the Mortgage and related loan documents to enter into a nondisturbance agreement with Tenant. Tenant is hereby authorized to pay its rent and all other sums due under the Lease directly to Agent upon receipt of a notice as set forth in Section 3.5 above from Agent and Tenant is not obligated to inquire as to whether a default actually exists under the Mortgage. Landlord is not a party to the above Agreement.

LANDLORD:

WHETSTONE 200 MINUTEMAN PARK, LLC, a Delaware limited liability company

By:

Name: Rajiv S. Patel
Title: President

Dated: , 20

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA

COUNTY OF                                                      ss.

On                                                   before me,                                                      , personally appeared                                                      , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

Signature

My commission expires .

SCHEDULE A

Description of Landlord’s Premises

All the real property in the Town of Andover, County of Essex, State of Massachusetts, described as follows:

A certain parcel of land located in Andover, County of Essex, Massachusetts, situated northerly of River Road and Easterly of Minuteman Road and being shown as Parcel F-1 on a plan entitled “Plan of Land of Parcel F-1 200 Minuteman Road Andover, MA ”prepared by Chas. H. Sells, Inc. dated October 23, 2002 and recorded as Plan No. 14406.

Said Parcel F-1 being further bounded and described as follows:

Beginning at the southwest corner of the parcel herein described at a point on the northerly sideline of River Road and the easterly sideline of Minuteman Road; thence,

By the easterly sideline of Minuteman Road the following Nine Courses:

N 35° 0 27’ 07” W seventy and 35/100 feet (70.35’),

By a curve to the right having a radius of two thousand four hundred forty eight and 00/100 feet (2448.00’), a length of eight hundred two and 95/100 feet (802.95’),

By a curve to the right having a radius of nine hundred forty eight and 00/100 feet (948.00’), a length of three hundred seventy four and 81/100 feet (374.81’),

N 04° 29’ 00” E forty five and 02/100 feet (45.02’),

N 04° 47’ 34” E eight and 08/100 feet (8.08’),

By a curve to the right having a radius four hundred forty three and 00/100 feet (443.00’), a length of eight hundred forty and 96/100 feet (840.96’),

S 66° 28’ 06” E twenty five and 18/100 feet (25.18’), by a curve to the right having a radius one hundred and 00/100 feet (100.00’) a length of thirty one and 76/100 (31.76’) and by a curve to the left having a radius of sixty and 00/100 feet (60.00), a length of sixty four and 75/100 feet (64.75’), to a point at the northwest corner of Parcel “F-5-3” thence,

By Parcel “F-5-3” the following Six Courses:

S 20° 06’ 04” E ten and 83/100 feet (10.83’)

S 22° 25’ 37” W ninety three and 43/100 feet (93.43’),

S 13° 33’ 06” E one hundred fifty four and 96/100 feet (154.96’),

S 05° 50’ 02” W eighty four and 74/100 feet (84.74’),

S 25° 22’ 02” E five hundred nine and 20/100 feet (509.20’) and

S 46° 34’ 44” E seventy two and 67/100 feet (72.67’) to a point on the northerly sideline of Old River Road; thence,

S 44 0 30’ 20” W two hundred ninety three and 33/100 feet (293.33’) by the northerly sideline of old River Road to a point at the land now or formerly of one forty five River Road RT; thence,

Along the land now or formerly of on forty five River Road RT the following Two Courses: N 45° 29’ 40” W two hundred twenty two and 68/100 feet (222.68’) and

S 44° 30’ 20” W two hundred twelve and 20/100 feet (212.20’) to a point on the easterly sideline of Laurel Lane; thence, by the sideline of laurel lane the following Four Courses:

N 53° 43’ 16” W one hundred and 29/100 feet (100.29’)

By a curve to the right having a radius of forty and 00/100 feet (40.00’), a length of forty five and 82/100 feet (45.82’),

By a curve to the left having a radius of forty and 00/100 feet (40.00’), a length of one hundred seventy one and 47/100 feet (171.47’) and

S 53 0 43’ 16” E forty and 00/100 feet (40.00’) to a point at the land now or formerly of Laurel Realty Trust; thence,

Along the land of Laurel Realty Trust and Philip P. Hare the following Four Courses:

S 60° 43’ 25” W nineteen and 30/100 feet (19.30’),

S 64° 20’ 20” W eighty five and 70/100 feet (85.70’)

S 40° 56’ 53” E two hundred eighty and 50/100 feet (280.50’), and

S 46° 13’ 47” E one hundred fifty three and 59/100 feet (153.59’) to a point on the northerly sideline of Old River Road; thence,

By the northerly sideline of Old River Road the following Three Courses:

S 30° 48’ 20” W fifty seven and 22/100 feet (57.22’),

S 30° 21’ 16” W ninety five and 33/100 feet (95.33’), and

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S 54° 32’ 53” W sixty eight and 88/100 feet (68.88’) to a point on the easterly sideline of Minuteman Road and the point of beginning.

1. Together with the benefit of, and subject to the terms and provisions of, an Access, Drainage and Utility Easement Agreement (hereinafter referred to as the “Easement Agreement”) dated June 25, 1997 by and among Niuna-100 River, Inc., 200 Minuteman Limited Partnership, 300 Minuteman Limited Partnership, 400 Minuteman Limited Partnership and 500 Minuteman Limited Partnership recorded on June 26, 1997 in Book 4783, Page 22.

2. Together with the easement to use, in common with others lawfully entitled thereto, Minuteman Road (private road) f/k/a 1776 Drive (Parcel “H”) shown a plan recorded as Plan No. 13069.

3. Together with the common access use of Parcel E on Plan No. 7358 (now know as 1776 Road) for all purposes for which public streets are commonly used in the Town of Andover, as set forth in a deed from Ninety-Three Building Trust to H.P.L. Corporation dated October 2, 1980, recorded with Middlesex North District Registry of Deeds in Book 1460, Page 197, in common with those lawfully entitled thereto.

4. Together with the benefit of, and subject to the terms of, a Grant of Drainage Easement over Parcel F-6 defined therein by Niuna-100 River, Inc. to 200 Minuteman Limited Partnership, 400 Minuteman Limited Partnership, 500 Minuteman Limited Partnership, 150 Minuteman Limited Partnership, 100 Minuteman Limited Partnership and Parcel B Limited Partnership dated June 25, 1997 and recorded on June 26, 1997 in Book 4783, Page 48.

5. Easement as more particularly set forth in Amendment to and Restatement of Access, Drainage and utility Easement Agreement dated August 23, 2002 and recorded in Book 7097, Page 285 and shown on a plan recorded as Plan No. 14373.

6. Intentionally deleted.

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Prepared By/Return To:

Jones Day

555 California Street, 26th Floor

San Francisco, CA 94104

Attn: Michael T. Riess, Esq.

Space above for Recorder’s Use

SUBORDINATION, NONDISTURBANCE, AND ATTORNMENT AGREEMENT

NOTICE: THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY AGREEMENT.

NOTICE: THIS AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR LEASE AS LANDLORD TO OBTAIN A LOAN, SOME OR ALL OF WHICH MAY BE EXPENDED FOR PURPOSES OTHER THAN ACQUISITION OR IMPROVEMENT OF THE PROPERTY.

This SUBORDINATION, NONDISTURBANCE, AND ATTORNMENT AGREEMENT (this “Agreement”) is entered into as of                             , 2019 (the “Effective Date”), between BANK OF AMERICA, N.A., a national banking association, whose address is 555 California Street, 6th Floor, San Francisco, CA 94104, Attention: Commercial Real Estate Banking, as administrative agent for certain lenders (together with its successors and assigns, “Agent”), and TRANSMEDICS GROUP, INC., a Massachusetts corporation, whose address is [200 Minuteman Road #302], Andover, Massachusetts 01810, Attention: Stephen Gordon (“Tenant”), with reference to the following facts:

A. WHETSTONE 30 MINUTEMAN PARK, LLC, a Delaware limited liability company, whose address is c/o Spear Street Capital, LLC, One Market Plaza, Spear Tower, Suite 4125, San Francisco, California 94105, Attention: John S. Grassi (collectively, “Landlord”), owns the real property located at 30 Minuteman Road, Andover, Massachusetts (such real property, including all buildings, improvements, structures and fixtures located thereon, “Landlord’s Premises”), as more particularly described in Schedule “A.”

B. Pursuant to that certain Loan Agreement, dated as of October 20, 2017, certain lenders (together with their respective successors and assigns, collectively, “Lenders”) have made a loan to Landlord and certain additional borrowers named therein in the original principal amount of up to $118,000,000 (the “Loan”), all as provided in and subject to the terms and conditions set forth in the Loan Documents (as hereinafter defined).

C. To secure the Loan, Landlord and certain additional mortgagors named therein are concurrently herewith encumbering Landlord’s Premises and certain additional property as detailed therein by entering into that certain Mortgage, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement, dated as of October 20, 2017, in favor of Agent, as beneficiary, on behalf of Lenders (as amended, increased, renewed, extended, spread, consolidated, severed, restated, or otherwise changed from time to time, the “Mortgage”), and recorded on October 26, 2017, at Book 15273, Page 127, in the Official Records of Essex County, Massachusetts (the “Official Records”).

D. Pursuant to that certain Lease, dated as of June 25, 2004, as amended and affected by (i) that certain Commencement Letter, dated as of April 1, 2005, (ii) that certain First Amendment to Lease, dated as of September 28, 2004, (iii) that certain letter agreement dated as of April 19, 2005, (iv) that certain Second Amendment to Lease, dated as of November 29, 2005, (v) that certain Third Amendment to Lease, dated as of April 30, 2010, and (vii) that certain Omnibus Amendment #1 to Lease, dated as of December [    ], 2019 (as it may be amended from time to time in accordance with this Agreement, the “Lease”); Landlord, as successor by assignment to 30 Minuteman Park LLC, demised to Tenant a building located on Landlord’s Premises (“Tenant’s Premises”).

E. Tenant and Agent desire to agree upon the relative priorities of their interests in Landlord’s Premises and their rights and obligations if certain events occur.

NOW, THEREFORE, for good and sufficient consideration and intending to be legally bound hereby, Tenant and Agent agree:

1. Definitions. The following terms shall have the following meanings for purposes of this Agreement.

1.1 “Civil Asset Forfeiture Reform Act” means the Civil Asset Forfeiture Reform Act of 2000 (18 U.S.C. Sections 983 et seq.), as amended from time to time, and any successor statute.

1.2 “Construction-Related Obligation(s)” means any obligation of Landlord under the Lease to make, pay for, or reimburse Tenant for any alterations, demolition, or other improvements or work at Landlord’s Premises, including Tenant’s Premises. Construction-Related Obligations shall not include: (a) reconstruction or repair following fire, casualty or condemnation; or (b) day-to-day maintenance and repairs.

1.3 “Controlled Substances Act” means the Controlled Substances Act (21 U.S.C. Sections 801 et seq.), as amended from time to time, and any successor statute.

1.4 “Foreclosure Event” means: (a) foreclosure under the Mortgage, whether by judicial action or pursuant to nonjudicial proceedings; (b) any other exercise by Agent or any Lender of rights and remedies (whether under the Mortgage or under applicable law, including bankruptcy law) as holder of the Loan and/or the Mortgage, as a result of which any Successor Landlord becomes owner of Landlord’s Premises; or (c) delivery by Landlord to Agent (or its designee or nominee) of a deed or other conveyance of Landlord’s interest in Landlord’s Premises in lieu of any of the foregoing.

1.5 “Former Landlord” means Landlord and any other party that was landlord under the Lease at any time before the occurrence of any attornment under this Agreement.

1.6 “Governmental Authority” or “Governmental Authorities” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

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1.7 “Law” or “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. With respect to Tenant and the Tenant Premises, “Law” or “Laws” includes all Laws pertaining to the construction, sale, leasing or use of the improvements and to access and facilities for handicapped or disabled persons.

1.8 “Loan Documents” mean the Mortgage and any other document now or hereafter evidencing, governing, securing or otherwise executed in connection with the Loan, including any promissory note and/or loan agreement, pertaining to the repayment or use of the Loan proceeds or to any of the real or personal property, or interests therein, securing the Loan, as such documents or any of them may have been or may be from time to time hereafter renewed, extended, supplemented, increased or modified. This Agreement is a Loan Document.

1.9 “Offset Right” means any right or alleged right of Tenant to any offset, defense (other than one arising from actual payment and performance, which payment and performance would bind a Successor Landlord pursuant to this Agreement), claim, counterclaim, reduction, deduction, or abatement against Tenant’s payment of Rent or performance of Tenant’s other obligations under the Lease, arising (whether under the Lease or other applicable law) from Landlord’s breach or default under the Lease.

1.10 “Rent” means any fixed rent, base rent or additional rent under the Lease.

1.11 “Successor Landlord” means any party that becomes owner of Landlord’s Premises as the result of a Foreclosure Event.

1.12 “Termination Right” means any right of Tenant to cancel or terminate the Lease or to claim a partial or total eviction arising (whether under the Lease or under applicable law) from Landlord’s breach or default under the Lease.

2. Subordination. Subject to the terms of this Agreement, Tenant hereby intentionally and unconditionally subordinates the Lease and all of Tenant’s right, title and interest thereunder and in and to Landlord’s Premises (including Tenant’s right, title and interest in connection with any insurance proceeds or eminent domain awards or compensation relating to Landlord’s Premises and Tenant’s right to receive and retain any rentals or payments made under any sublease or concession agreement of or relating to any portion of Tenant’s Premises), to the lien of the Mortgage, and agrees that the Mortgage shall unconditionally be and shall at all times remain a lien on Landlord’s Premises prior and superior to the Lease.

3. Nondisturbance; Recognition; and Attornment.

3.1 No Exercise of Mortgage Remedies Against Tenant. So long as the Lease has not been terminated on account of Tenant’s default that has continued beyond applicable cure periods (an “Event of Default”), neither Agent nor any Lender shall name or join Tenant as a defendant in any judicial action or proceeding that is commenced pursuant to the exercise of Agent’s or Lenders’ rights and remedies arising upon a default by Landlord under the Mortgage unless (a) applicable law requires Tenant to be made a party

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thereto as a condition to proceeding against Landlord or in order to prosecute or otherwise fully enforce such rights and remedies; or (b) such joinder of Tenant is required for the recovery by Agent of any Rent at any time owing by Tenant under the Lease, whether pursuant to the assignment of rents set forth in the Mortgage or otherwise; or (c) such joinder is required in order to enforce any right of Agent or any Lender to enter Landlord’s Premises for the purpose of making any inspection or assessment, or in order to protect the value of Agent’s security provided by the Mortgage. In any instance in which Agent or any Lender is permitted to join Tenant as a defendant as provided above, Agent agrees not to terminate the Lease or otherwise adversely affect Tenant’s rights under the Lease or this Agreement in or pursuant to such action or proceeding. The foregoing provisions of this Section shall not be construed in any manner that would prevent Agent from (i) carrying out any nonjudicial foreclosure proceeding under the Mortgage, or (ii) obtaining the appointment of a receiver for the Landlord’s Premises as and when permitted under applicable law.

3.2 Nondisturbance and Attornment. If the Lease has not been terminated on account of an Event of Default by Tenant, then, when Successor Landlord takes title to Landlord’s Premises: (a) Successor Landlord shall not terminate or disturb Tenant’s possession of Tenant’s Premises under the Lease, except in accordance with the terms of the Lease and this Agreement; (b) Successor Landlord shall be bound to Tenant under all the terms and conditions of the Lease (except as provided in this Agreement); (c) Tenant shall recognize and attorn to Successor Landlord as Tenant’s direct landlord under the Lease as affected by this Agreement; and (d) the Lease shall continue in full force and effect as a direct lease, in accordance with its terms (except as provided in this Agreement), between Successor Landlord and Tenant.

3.3 Use of Proceeds. Agent, in making any advances of the Loan pursuant to any of the Loan Documents, shall be under no obligation or duty to, nor has Agent represented to Tenant that it will, see to the application of such proceeds by the person or persons to whom Agent disburses such advances, and any application or use of such proceeds for purposes other than those provided for in any Loan Document shall not defeat Tenant’s agreement to subordinate the Lease in whole or in part as set forth in this Agreement.

3.4 Further Documentation. The provisions of this Article shall be effective and self-operative without any need for Successor Landlord or Tenant to execute any further documents. Tenant and Successor Landlord shall, however, confirm the provisions of this Article in writing within fifteen (15) days after request by either of them.

3.5 Default Under Mortgage. In the event that Agent notifies Tenant of a default under the Mortgage and demands that Tenant pay its rent and all other sums due under the Lease directly to Agent, on behalf of Lenders, Tenant shall honor such demand and pay the full amount of its rent and all other sums due under the Lease directly to Agent, without offset, or as otherwise required pursuant to such notice beginning within thirty (30) days after such notice of default, without inquiry as to whether a default actually exists under the Mortgage and notwithstanding any contrary instructions of or demands from Landlord. The consent and approval of Landlord to this Agreement shall constitute an express authorization for Tenant to make such payments to Agent and a release and discharge of all liability of Tenant to Landlord for any such payments made to Agent in compliance with Agent’s written demand.

4. Protection of Successor Landlord. Notwithstanding anything to the contrary in the Lease or the Mortgage, Successor Landlord shall not be liable for or bound by any of the following matters:

4.1 Claims Against Former Landlord. Any Offset Right that Tenant may have against any Former Landlord relating to any event or occurrence before the date of attornment, including any claim for damages of any kind whatsoever as the result of any breach by Former Landlord that occurred before the date of attornment; provided, however, the foregoing shall not limit (a) Tenant’s right to exercise against Successor Landlord any Offset Right (including, without limitation, any Offset Right available to Tenant

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pursuant to the terms of the Lease because of events continuing as of or after the date of attornment (but only for damages or abatements accruing from and after the date of attornment), or (b) Successor Landlord’s obligation to correct any conditions that existed as of the date of attornment and violate Successor Landlord’s obligations as landlord under the Lease. Notwithstanding the foregoing, in the event that Landlord has not, as of the date on which Successor Owner obtains title to and possession of the Property free of occupancy and claims to occupancy by Landlord and its representatives, successors and assigns, fully funded the Work Allowance (as defined in the Lease) pursuant to the terms of the Lease, Successor Landlord may decline to fund any or all of the Work Allowance and Tenant will have the right (as its sole right, remedy, and/or recourse with respect to such election not to fund any of the Work Allowance) to offset from base rent next accruing the unfunded Work Allowance to the extent such unfunded Work Allowance would otherwise have been due and payable pursuant to the terms of the Lease if advanced when due. Tenant hereby confirms that the aggregate amount of the Work Allowance is $3,388,608.00.

4.2 Acts or Omissions of Former Landlord. Any act, omission, default, misrepresentation, or breach of warranty, of any previous landlord (including Former Landlord) or obligations accruing prior to Successor Landlord’s actual ownership of the Landlord’s Premises; provided the foregoing shall not limit Tenant’s right to exercise Offset Rights as provided in Section 4.1 above.

4.3 Prepayments. Any payment of Rent that Tenant may have made to Former Landlord more than thirty (30) days before the date such Rent was first due and payable under the Lease with respect to any period after the date of attornment other than, and only to the extent that, the Lease expressly required such a prepayment.

4.4 Payment; Security Deposit. Any obligation (a) to pay Tenant any sum(s) that any Former Landlord owed to Tenant, other than a security deposit or letter of credit deposited with Former Landlord to the extent the same was actually delivered to Agent (and, in the case of a letter of credit delivered to Agent, only to the extent of undrawn amounts under such letter of credit when received by Agent). Provided the security deposit or letter of credit (to the extent of undrawn amounts) was delivered to Agent, any rights of offset provided for in the Lease will apply. Upon written notice to Tenant, Agent will provide confirmation to Tenant as to whether or not Agent holds a security deposit or letter of credit, such confirmation to be provided within ten (10) business days of Lender’s receipt of Tenant’s written request. This Section is not intended to apply to Landlord’s obligation to make any payment that constitutes a Construction-Related Obligation.

4.5 Modification; Amendment; or Waiver. Any material modification or material amendment of the Lease, or any waiver of any material terms of the Lease, made without Agent’s written consent. For purposes hereof, a “material” amendment, modification or waiver of any material terms means one that reduces the rent, term, size of Tenant’s Premises or Tenant’s obligation to pay operating expense reimbursements or common area charges; transfers to Landlord costs or expenses previously paid by Tenant; adds options on the part of Tenant to expand Tenant’s Premises or to purchase Landlord’s Premises; or otherwise materially increases Landlord’s obligations or decreases Tenant’s obligations under the Lease.

4.6 Surrender; Etc. Any consensual or negotiated surrender, cancellation, or termination of the Lease, in whole or in part, agreed upon between Landlord and Tenant, unless effected unilaterally by Tenant pursuant to the express terms of the Lease.

4.7 Construction-Related Obligations. Any Construction-Related Obligation of Landlord under the Lease; provided the foregoing shall not limit Tenant’s right to exercise Offset Rights as provided in Section 4.1 above.

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5. Exculpation of Successor Landlord. Notwithstanding anything to the contrary in this Agreement or the Lease, upon any attornment pursuant to this Agreement the Lease shall be deemed to have been automatically amended to provide that Successor Landlord’s obligations and liability under the Lease shall never extend beyond Successor Landlord’s (or its successors’ or assigns’) interest, if any, in Landlord’s Premises from time to time, including insurance and condemnation proceeds, Successor Landlord’s interest in the Lease, and the proceeds from any sale or other disposition of Landlord’s Premises by Successor Landlord (collectively, “Successor Landlord’s Interest”). Tenant shall look exclusively to Successor Landlord’s Interest (or that of its successors and assigns) for payment or discharge of any obligations of Successor Landlord under the Lease as affected by this Agreement. If Tenant obtains any money judgment against Successor Landlord with respect to the Lease or the relationship between Successor Landlord and Tenant, then Tenant shall look solely to Successor Landlord’s Interest (or that of its successors and assigns) to collect such judgment. Tenant shall not collect or attempt to collect any such judgment out of any other assets of Successor Landlord. In addition to any limitation of liability set forth in this Agreement, Agent, Lenders and/or their respective successors and assigns shall under no circumstances be liable for any incidental, consequential, punitive, or exemplary damages.

6. Agent’s Right to Cure.

6.1 Notice to Agent. Notwithstanding anything to the contrary in the Lease or this Agreement, before exercising any Termination Right, Tenant shall provide Agent with notice of the breach or default by Landlord giving rise to same (the “Default Notice”) and, thereafter, the opportunity to cure such breach or default as provided for below.

6.2 Agent’s Cure Period. After Agent receives a Default Notice, Agent shall have a period of thirty (30) days beyond the time available to Landlord under the Lease in which to cure the breach or default by Landlord; provided that Agent delivers to Tenant written notice within thirty (30) days after receipt of the Default Notice that Agent intends to exercise reasonable efforts to cure the breach or default by Landlord. Neither Agent nor any Lender shall have any obligation to cure (and shall have no liability or obligation for not curing) any breach or default by Landlord, except to the extent that Agent or such Lender agrees or undertakes otherwise in writing.

6.3 Extended Cure Period. In addition, as to any breach or default by Landlord the cure of which requires possession and control of Landlord’s Premises, provided only that Agent undertakes to Tenant by written notice to Tenant within thirty (30) days after receipt of the Default Notice to exercise reasonable efforts to cure or cause to be cured by a receiver such breach or default within the period permitted by this Section, Agent’s cure period shall continue for such additional time (the “Extended Cure Period”) as Agent may reasonably require to either (a) obtain possession and control of Landlord’s Premises and thereafter cure the breach or default with reasonable diligence and continuity, or (b) obtain the appointment of a receiver and give such receiver a reasonable period of time in which to cure the default; provided that in no event shall such extension exceed one hundred eighty (180) days in the aggregate.

7. Confirmation of Facts. Tenant represents to Agent, Lenders and to any Successor Landlord, in each case as of the Effective Date:

7.1 No Violations of Laws. Tenant has not violated, and shall not violate, any Laws affecting Tenant’s Premises, including the Controlled Substances Act, or which could otherwise result in the commencement of a judicial or nonjudicial forfeiture or seizure proceeding by a Governmental Authority (including the commencement of any proceedings under the Civil Asset Forfeiture Reform Act) on the grounds that Tenant’s Premises or any part thereof has been used to commit or facilitate the commission of a criminal offense by any person, including Tenant, pursuant to any Law, including the Controlled Substances Act, regardless of whether or not Tenant’s Premises is or shall become subject to forfeiture or seizure in connection therewith.

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8. Miscellaneous.

8.1 Notices. All notices or other communications required or permitted under this Agreement shall be in writing and given by certified mail (return receipt requested) or by nationally recognized overnight courier service that regularly maintains records of items delivered. Each party’s address is as set forth in the opening paragraph of this Agreement, subject to change by notice under this Section. Notices shall be effective the next business day after being sent by overnight courier service, and five (5) business days after being sent by certified mail (return receipt requested). Notices to Tenant shall also be sent to:

DLA Piper (US) LLP

33 Arch Street

Boston, Massachusetts 02110

Attn: Barbara Trachtenberg, Esq.

8.2 Successors and Assigns. This Agreement shall bind and benefit the parties, their successors and assigns, any Successor Landlord, and its successors and assigns. If Agent assigns the Mortgage, then upon delivery to Tenant of written notice thereof accompanied by the assignee’s written assumption of all obligations under this Agreement, all liability of the assignor shall terminate.

8.3 Entire Agreement. This Agreement constitutes the entire agreement between Agent, Lenders and Tenant regarding the subordination of the Lease to the Mortgage and the rights and obligations of Agent, Lenders and Tenant as to the subject matter of this Agreement.

8.4 Interaction with Lease and with Mortgage; Severability. If this Agreement conflicts with the Lease, then this Agreement shall govern as between the parties and any Successor Landlord, including upon any attornment pursuant to this Agreement. This Agreement supersedes, and constitutes full compliance with, any provisions in the Lease that provide for subordination of the Lease to, or for delivery of nondisturbance agreements by the holder of, the Mortgage. Agent confirms that Agent has consented to Landlord’s entering into the Lease. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, such provision shall be considered severed from the rest of this Agreement and the remaining provisions shall continue in full force and effect as if such provision had not been included.

8.5 Agent’s and Lenders’ Rights and Obligations. Except as expressly provided for in this Agreement, neither Agent nor any Lender shall have any obligations to Tenant with respect to the Lease. If an attornment occurs pursuant to this Agreement, then all rights and obligations of Agent and Lenders under this Agreement shall terminate, without thereby affecting in any way the rights and obligations of Successor Landlord provided for in this Agreement. All rights and remedies referenced herein in favor of the Administrative Agent shall be held by the Agent for the benefit of the Lenders and shall be exercised or not exercised by the Agent in accordance with the terms and conditions set forth in the Loan Documents. References contained herein to the “Lenders” shall be deemed to mean any or all of them, as applicable.

8.6 Interpretation; Governing Law. The interpretation, validity and enforcement of this Agreement shall be governed by and construed under the internal laws of the Commonwealth of Massachusetts, excluding its principles of conflict of laws.

8.7 Amendments. This Agreement may be amended, discharged or terminated, or any of its provisions waived, only by a written instrument executed by the party to be charged.

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8.8 Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

8.9 Agent’s Representation. Agent represents that Agent has full authority to enter into this Agreement, and Agent’s entry into this Agreement has been duly authorized by all necessary actions.

8.10 Reliance by Agent and Lenders. Tenant acknowledges the right of Agent and Lenders (as well as any Successor Landlord) to rely upon the certifications and agreements in this Agreement in making the Loan to Landlord.

[Remainder of Page Intentionally Left Blank.]

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered, under seal, by Agent and Tenant as of the Effective Date.

AGENT:

BANK OF AMERICA, N.A., a national banking association, as Agent

By:
Name:
Title:

TENANT:

TRANSMEDICS GROUP, INC., a Massachusetts corporation, as Tenant

By:
Name:
Title:

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA

COUNTY OF                                  ss.

On                                                before me,                                         , personally appeared                                               , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

Signature

My commission expires .

ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS

County of

On this                      day of                                         , 20        , before me, the undersigned notary public, personally appeared                                                  , as                                                                           of                                                  , proved to me through satisfactory evidence of identification, which was                                                          , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he/she signed it voluntarily for its stated purpose.

Notary Public [Affix Seal]
My commission expires:

LANDLORD’S CONSENT

Landlord consents and agrees to the foregoing Agreement, which was entered into at Landlord’s request. The foregoing Agreement shall not alter, waive or diminish any of Landlord’s obligations under the Mortgage or the Lease. The above Agreement discharges any obligations of Agent and Lenders under the Mortgage and related loan documents to enter into a nondisturbance agreement with Tenant. Tenant is hereby authorized to pay its rent and all other sums due under the Lease directly to Agent upon receipt of a notice as set forth in Section 3.5 above from Agent and Tenant is not obligated to inquire as to whether a default actually exists under the Mortgage. Landlord is not a party to the above Agreement.

LANDLORD:

WHETSTONE 30 MINUTEMAN PARK, LLC,
a Delaware limited liability company

By:

Name: Rajiv S. Patel
Title: President

Dated: ,20

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA

COUNTY OF                                               ss.

On                                                   before me,                                              , personally appeared                                                   , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

Signature

My commission expires .

SCHEDULE A

Description of Landlord’s Premises

All the real property in the Town of Andover, County of Essex, Commonwealth of Massachusetts, described as follows:

A certain parcel of land, with all improvements now thereon, located in Andover, Essex County, Massachusetts, situated northerly of River Road and westerly of 1.776 Drive n/k/a Minuteman Road, being shown as Parcel “B-1” on a plan entitled, “Plan of Land Prepared for 1776 Limited Partnership”, Andover, Ma, scale 1’ =100’, dated April 17, 1996, revised April 25, 1996, prepared by Owen Haskell, Inc., recorded as Plan No. 12880, being bounded and described as follows:

Beginning at the most easterly corner of Parcel “B-1” at the intersection of River Road and 1776 Drive n/k/a Minuteman Road as shown on the Plan; thence,

S 28° 32’ 53” W one hundred thirty-two and 92/100 feet (132.92’) along the westerly sideline of River Road to a point at the land now or formerly of Andover Savings Bank n/k/a One Minuteman LLC; thence,

N 28° 26’ 56” W four hundred twenty-five and 29/100 feet (425.29’) and

N 61° 44’ 06” W one hundred twenty-eight and 00/100 feet (128.00’) along the land now or formerly of Andover Savings Bank n/k/a One Minuteman LLC to a point at the land now or formerly of John Pappas; thence,

N 28° 15’ 54” W two hundred seventy-four and 18/100 feet (274.18’) and S 64° 36’ 48” W two hundred eighteen and 50/100 feet (218.50’) along the land of said Pappas to a point at Parcel “C-2”; thence,

N 30° 53’ 06” W ninety-seven and 99/100 feet (97.99’) along Parcel “C-2” to a point; thence,

by a curve to the right having a radius of one hundred sixty and 00/100 (160.00’) a length of fifty-four and 92/100 feet (54.92’) to a point; thence

N 64° 22’ 25” E three hundred eighty-three and 53/100 feet (383.53’) to a point on the westerly sideline of 1776 Drive n/k/a Minuteman Road; thence,

By a curve to the right having a radius of two thousand five hundred fifty-two and 00/100 feet (2552.00’) a length of five hundred seventy-six and 84/100 feet (576.84’), and S 35° 27’ 07” E one hundred fifty and 37/100 feet (150.37’) to a point on the westerly sideline of River Road and the point of beginning.

Excepting the land which was conveyed to The Inhabitants of the Town of Andover in a deed dated May 14, 1997 and recorded in Book 4909, Page 25 and described as follows:

A certain parcel of land located on the northerly side of River Road in Andover, Essex County, Massachusetts, shown as “Parcel I-T-1” and as containing 22.22 square feet on Sheet 3 of a plan entitled “Andover River Road 1997 Alteration” by Vanasse &Associates, Inc., January 10, 1997 and being Plan No. 13166 and also described as follows:

Beginning at the most easterly corner of Parcel “B -1” at the intersection of River Road and Minuteman Road as shown on the Plan; thence,

S 28° 32’ 53” W one hundred twenty nine and 47/100 feet (129.47’) along the northerly sideline of River Road to a point at the land now or formerly of One Minuteman LLC; thence,

N 28° 26’ 56” W four hundred twenty-five and 29/100 feet (425.29’) and

S 61° 44’ 06” W one hundred twenty-eight and 00/100 feet (128.00’) along the land now or formerly of One Minuteman LLC to a point at the land now or formerly of John Pappas; thence,

N 28° 15’ 54” W two hundred seventy-four and 18/100 feet (274.18’) and

S 64° 36’ 48” W two hundred eighteen and 50/100 (218.50’) along the land of said Pappas to a point at Parcel “C-2”; thence,

N 30° 53’ 06” W ninety-seven and 98/100 feet (97.99’) along Parcel C-2 to a point; thence,

The following two courses along Parcel A-2:

By a curve to the right having a radius of one hundred sixty and 00/100 feet (160.00’) a length of fifty-four and 92/100 feet (54.92’) to a point;

N64° 22’ 25” E three hundred eighty-three and 53/100 (383.53’) to a point on the westerly sideline of Minuteman Road; thence,

By a curve to the right having a radius of two thousand five hundred fifty-two and 00/100 feet (2552.00’) a length of five hundred seventy-six and 84/100 feet (576.84’) and S 35° 27’ 07” E one twenty-eight and 54/100 feet (128.54’) to a point on the westerly sideline of Minuteman Road, thence,

Along a curve to the right having a radius of ninety-four and 00/100 feet (94.00’) a length of twenty-three and 72/100 feet (23.72’) to a point on the northerly sideline of River Road and the point of beginning.

The insured parcel has the benefit of the following:

1. Reservation for utility purposes set forth in deed to the Inhabitants of the Town of Andover, dated September 10, 1975 and recorded in Book 1267, Page 264.

2

2. (a) the common access use of Parcels “E” and “H” as set forth in a deed from the Trustees of Ninety-Three Building Trust (the “Trust”) to Polaroid Corporation dated October 16, 1978 and recorded in Book 1353, Page 678 and (b) the common access use of Parcel “E” as set forth in a deed from the Trust to Digital Equipment Corporation dated August 7, 1980 and recorded in Book 1446, Page 273, both in common with others lawfully entitled thereto.

3. Easement for right of way granted by the Trustees of Ninety-Three Building Trust to Polaroid Corporation dated October 16, 1978, and recorded in Book 1353, Page 678.

4. Easement for flow of surface water drainage onto Parcel “D” as more particularly set forth in a deed from the Trust to Digital Equipment Corporation dated August 7, 1980 and recorded in Book 1446, Page 273.

5. Easement for drainage and sewer in the subsurface of Parcel “K” as more particularly set forth in a deed from the Trust to Digital Equipment Corporation dated August 7, 1980 recorded in Book 1446, Page 273.

6. Perpetual easement granted by Digital Equipment Corporation to Massachusetts Electric Company dated April 14, 1983 and recorded in Book 1666, Page 303.

7. Non-exclusive easements in Parcel “H” as more particularly set forth in an Easement Agreement made as of October 6, 1995 by and between Digital Equipment Corporation and 100 Minuteman Limited Partnership and recorded in Book 4357, Page 332.

8. Easements as more particularly set forth in Amendment to and Restatement of Access, Drainage and Utility Easement Agreement dated August 23, 2002 and recorded in Book 7097, Page 285.

9. Parking Easement Agreement between One Minuteman LLC and 30 Minuteman Limited Partnership dated as of April 19, 2005 and recorded in Book 9504, Page 172.

3

EXHIBIT H

FORMS OF AMENDED AND RESTATED NOTICE OF LEASE

AMENDED AND RESTATED NOTICE OF LEASE

[200 MINUTEMAN]

In accordance with the provisions of Massachusetts General Laws, Chapter 183, Section 4, notice is hereby given of the following lease. This Amended and Restated Notice of Lease amends, restates and supersedes in its entirety that certain Notice of Lease dated as of June 25, 2004 and recorded at the Essex North County Registry of Deeds at Book 8908, Page 330. This Amended and Restated Notice of Lease is executed for the purpose of recordation in order to give notice of the terms, provisions and conditions of the Lease and is not intended to, and shall not, modify or vary any of the provisions of the Lease.

PARTIES TO LEASE:

Landlord:	Whetstone 200 Minuteman Park, LLC, as successor in interest to 200 Minuteman Limited Partnership, a Massachusetts limited partnership

Tenant:	TransMedics Group, Inc., a Massachusetts corporation, as successor in interest to Transmedics, Inc., a Delaware corporation

DATE OF EXECUTION OF LEASE:                  June 25, 2004, as amended by (i) that certain Commencement Letter dated as of August 9, 2006, (ii) that certain First Amendment to Lease dated as of September 28, 2004, (iii) that certain Second Amendment to Lease dated as of November 29, 2005, (iv) that certain Third Amendment to Lease dated as of June 12, 2006, (v) that certain Fourth Amendment to Lease dated as of February 1, 2007, (vi) that certain Fifth Amendment to Lease dated as of April 30, 2010, and (vi) that certain Omnibus Amendment #1 to Lease dated as of December         , 2019 (the “Omnibus Amendment”)

DESCRIPTION OF THE DEMISED PREMISES:

95,394 sq. ft. of space on the first and third floor of the building (the “Building”) located on the lot as described in Exhibit A attached hereto (the “Property”), situated at 200 Minuteman Road, Andover, Massachusetts.

TERM OF LEASE:

The term of the Lease commenced on July 1, 2004 and shall continue until December 31, 2026, plus any exercised extensions period, as described below.

© 1997 National Notary Association • 9350 De Solo Ave., P.O. Box 2402 • Chatsworth, CA 91313-2402    Prod. No. 5907    Reorder: Call Toll-Free 1-800-876-6827

RIGHT OF EXTENSION:

Tenant has the right to extend the term of the Lease for one additional five (5) year period, in accordance with and subject to the terms of the Omnibus Amendment.

RIGHT OF FIRST OFFER:

Tenant has the right of first offer to lease certain space located on the first floor of the Building, in accordance with and subject to the terms of the Omnibus Amendment, as such space is further described on Exhibit D attached to the Omnibus Amendment.

This Notice of Lease is intended to provide third-party notice of the referenced lease; in the event of any conflict between the Lease and this Notice of Lease, the terms and provisions of the Lease shall control.

[Signatures on Next Page]

© 1997 National Notary Association • 9350 De Solo Ave., P.O. Box 2402 • Chatsworth, CA 91313-2402 Prod. No. 5907 Reorder: Call Toll-Free 1-800-876-6827

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

WITNESS the execution hereof as an instrument under seal.

LANDLORD:

WHETSTONE 200 MINUTEMAN PARK, LLC, a
Delaware limited liability company

By:
Name: Rajiv S. Patel
Title: President

TENANT:

TRANSMEDICS GROUP, INC., a Massachusetts corporation

By:
Name:
Title:

© 1997 National Notary Association • 9350 De Solo Ave., P.O. Box 2402 • Chatsworth, CA 91313-2402 Prod. No. 5907 Reorder: Call Toll-Free 1-800-876-6827

CALIFORNIA ACKNOWLEDGMENT	CIVIL CODE § 1189

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California	}
County of

On                                                                                   before me,                                                                                                                   ,

Date                                                                      Here Insert Name and Title of the Officer

personally appeared

                                                         Name(s) of Signer(s)

,

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted. executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature
Place Notary Seal and/or Stamp Above	Signature of Notary Public

COMMONWEALTH OF MASSACHUSETTS

                             , ss.

On this              day of             , 2019, before me, the undersigned notary public, personally appeared                             , proved to me through satisfactory evidence of identification, which was                             , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he or she signed it voluntarily for its stated purpose, as                              of                             .

Notary Public
My commission expires:

EXHIBIT A

(Description of Property)

200 MINUTEMAN

PARCEL DESCRIPTION PARCEL F-1

A CERTAIN PARCEL OF LAND LOCATED IN ANDOVER, COUNTY OF ESSEX, MASSACHUSETTS SITUATED NORTHERLY OF RIVER ROAD AND EASTERLY OF MINUTEMAN ROAD AND BEING SHOWN AS PARCEL F-1 ON A PLAN ENTITLED “PLAN OF LAND OF PARCEL F-1 200 MINUTEMAN ROAD ANDOVER, MA” PREPARED BY CHAS.H. SELLS, INC. DATED OCTOBER 23, 2002 AND RECORDED IN ESSEX NORTH REGISTRY OF DEEDS AS PLAN NO. 14406.

SAID PARCEL F-1 BEING FURTHER BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THE PARCEL HEREIN DESCRIBED AT A POINT ON THE NORTHERLY SIDELINE OF RIVER ROAD AND THE EASTERLY SIDELINE OF MINUTEMAN ROAD; THENCE,

BY THE EASTERLY SIDELINE OF MINUTEMAN ROAD THE FOLLOWING NINE COURSES:

N 35° 27’ 07” W SEVENTY AND 35/100 FEET (70.35’),

BY A CURVE TO THE RIGHT HAVING A RADIUS OF TWO THOUSAND FOUR HUNDRED FORTY EIGHT

AND 00/100 FEET (2448.00’), A LENGTH OF EIGHT HUNDRED TWO AND 95/100 FEET (802.95’),

BY A CURVE TO THE RIGHT HAVING A RADIUS OF NINE HUNDRED FORTY EIGHT AND 00/100 FEET

(948.00’), A LENGTH OF THREE HUNDRED SEVENTY FOUR AND 81/100 FEET

(374.81’), N 04° 29’ 00” E FORTY FIVE AND 02/100 FEET (45.02’),

N 04° 47’ 34” E EIGHT AND 08/100 FEET (8.08’),

BY A CURVE TO THE RIGHT HAVING A RADIUS FOUR HUNDRED FORTY THREE AND 00/100 FEET

(443.00’), A LENGTH OF EIGHT HUNDRED FORTY AND 96/100 FEET (840.96’),

S 66° 28’ 06” E TWENTY FIVE AND 18/100 FEET (25.18’),

BY A CURVE TO THE RIGHT HAVING A RADIUS ONE HUNDRED AND 00/100 FEET (100.00’), A LENGTH OF THIRTY ONE AND 76/100 (31.76’) AND

BY A CURVE TO THE LEFT HAVING A RADIUS OF SIXTY AND 00/100 FEET (60.00’), A LENGTH OF SIXTY FOUR AND 75/100(64.75’), TO A POINT AT THE NORTHWEST CORNER OF PARCEL “F-5-3”

THENCE, BY PARCEL “F-5-3” THE FOLLOWING SIX COURSES:

S 20° 06’ 04” E TEN AND 83/100 FEET (10.83’),

S 22° 25’ 37” W NINETY THREE AND 43/100 FEET (93.43’),

S 13° 33’ 06” E ONE HUNDRED FIFTY FOUR AND 96/100 FEET 154.96’),

S 05° 50’ 02” W EIGHTY FOUR AND 74/100 FEET (84.74’),

S 25° 22’ 02” E FIVE HUNDRED NINE AND 20/100 FEET (509.20’) AND

S 46° 34’ 44” E SEVENTY TWO AND 67/100 FEET (72.67’) TO A POINT ON THE NORTHERLY SIDELINE OF OLD RIVER ROAD; THENCE,

S 44° 30’ 20” W TWO HUNDRED NINETY THREE AND 33/100 FEET (293.33’) BY THE NORTHERLY SIDELINE OF OLD RIVER ROAD TO A POINT AT THE LAND NOW OR FORMERLY OF ONE FORTY FIVE RIVER ROAD RT; THENCE,

ALONG THE LAND NOW OR FORMERLY OF ON FORTY FIVE RIVER ROAD RT THE FOLLOWING TWO COURSES:

N 45° 29’ 40” W TWO HUNDRED TWENTY TWO AND 68/100 FEET (222.68’) AND S 44° 30’ 20” W TWO HUNDRED TWELVE AND 20/100 FEET (212.20’) TO A POINT ON THE EASTERLY SIDELINE OF LAUREL LANE; THENCE,

BY THE SIDELINE OF LAUREL LANE THE FOLLOWING FOUR COURSES:

N 53° 43’ 16” W ONE HUNDRED AND 29/100 FEET (100.29’),

BY A CURVE TO THE RIGHT HAVING A RADIUS OF FORTY AND 00/100 FEET (40.00’),

A LENGTH OF FORTY FIVE AND 82/100 FEET (45.82’), BY A CURVE TO THE LEFT HAVING A RADIUS OF FORTY AND 00/100 FEET (40.00’), A LENGTH OF ONE HUNDRED SEVENTY ONE AND 47/100 FEET (171.47’) AND S 53 43’ 16” E FORTY AND 00/100 FEET (40.00’) TO A POINT AT THE LAND NOW OR FORMERLY OF LAUREL REALTY TRUST; THENCE,

ALONG THE LAND OF LAUREL REALTY TRUST AND PHILIP P. HARE THE FOLLOWING FOUR COURSES:

S 60° 43’ 25” W NINETEEN AND 30/100 FEET (19.30’),

S 64° 20’ 20” W EIGHTY FIVE AND 70/100 FEET (85.70’)

S 40° 56’ 53” E TWO HUNDRED EIGHTY AND 50/100 FEET (280.50’), AND

S 46° 13’ 47” E ONE HUNDRED FIFTY THREE AND 59/100 FEET (153.59’) TO A POINT ON THE NORTHERLY SIDELINE OF OLD RIVER ROAD; THENCE,

BY THE NORTHERLY SIDELINE OF OLD RIVER ROAD THE FOLLOWING THREE COURSES:

S 30° 48’ 20” W FIFTY SEVEN AND 22/100 FEET (57.22’)

S 30° 21’ 16” W NINETY FIVE AND 33/100 FEET (95.33’), AND

S 54° 32’ 53” W SIXTY EIGHT AND 88/100 FEET (68.88’) TO A POINT ON THE EASTERLY SIDELINE OF MINUTEMAN ROAD AND THE POINT OF BEGINNING.

PARCEL “F-1” CONTAINING 879,757 S.F. OR 20.196 Ac., MORE OR LESS.

AMENDED AND RESTATED NOTICE OF LEASE

[30 MINUTEMAN]

In accordance with the provisions of Massachusetts General Laws, Chapter 183, Section 4, notice is hereby given of the following lease. This Amended and Restated Notice of Lease amends, restates and supersedes in its entirety that certain Notice of Lease dated as of June 25, 2004 and recorded at the Essex North County Registry of Deeds at Book 8908, Page 325. This Amended and Restated Notice of Lease is executed for the purpose of recordation in order to give notice of the terms, provisions and conditions of the Lease and is not intended to, and shall not, modify or vary any of the provisions of the Lease.

PARTIES TO LEASE:

Landlord:	Whetstone 30 Minuteman Park, LLC, as successor in interest to 30 Minuteman Limited Partnership, a Massachusetts limited partnership

Tenant:	TransMedics Group, Inc., a Massachusetts corporation, as successor in interest to Transmedics, Inc., a Delaware corporation

DATE OF EXECUTION OF LEASE:

June 25, 2004, as amended by (i) that certain Commencement Letter dated as of April 1, 2005, (ii) that certain First Amendment to Lease dated as of September 28, 2004, (iii) that certain letter agreement dated as of April 19, 2005, (iv) that certain Second Amendment to Lease dated as of November 29, 2005, (v) that certain Third Amendment to Lease dated as of April 30, 2010, and (vi) that certain Omnibus Amendment #1 to lease dated as of December         , 2019 (“Omnibus Amendment”).

DESCRIPTION OF THE DEMISED PREMISES:

The building (the “Building”) located on the lot described in Exhibit A attached hereto (the “Property”), situated at 30 Minuteman Road, Andover, Massachusetts.

TERM OF LEASE:

The term of the Lease commenced on April 1, 2005 and shall continue until December 31, 2026, plus any exercised extensions period, as described below.

RIGHT OF EXTENSION:

Tenant has the right to extend the term of the Lease for one additional five (5) year period, in accordance with and subject to the terms of the Omnibus Amendment.

This Notice of Lease is intended to provide third-party notice of the referenced lease; in the event of any conflict between the Lease and this Notice of Lease, the terms and provisions of the Lease shall control.

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

WITNESS the execution hereof as an instrument under seal.

LANDLORD:

WHETSTONE 30 MINUTEMAN PARK, LLC, a
Delaware limited liability company

By:
Name: Rajiv S. Patel
Title: President

TENANT:

TRANSMEDICS GROUP, INC., a Massachusetts corporation

By:
Name:
Title:

© 1997 National Notary Association • 9350 De Solo Ave., P.O. Box 2402 • Chatsworth, CA 91313-2402 Prod. No. 5907 Reorder: Call Toll-Free 1-800-876-6827

CALIFORNIA ACKNOWLEDGMENT	CIVIL CODE § 1189

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California	}
County of

On                                                                                   before me,                                                                                                                   ,

Date                                                                      Here Insert Name and Title of the Officer

personally appeared

                                                         Name(s) of Signer(s)

,

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacityfies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted. executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature
Place Notary Seal and/or Stamp Above	Signature of Notary Public

COMMONWEALTH OF MASSACHUSETTS

                                         , ss.

On this              day of             , 2019, before me, the undersigned notary public, personally appeared                                     , proved to me through satisfactory evidence of identification, which was                                         , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he or she signed it voluntarily for its stated purpose, as                                  of                                              .

Notary Public
My commission expires:

EXHIBIT A

(Description of Property)

PARCEL DESCRIPTION

PARCEL “B-1”

A CERTAIN PARCEL OF LAND LOCATED IN ANDOVER, COUNTY OF ESSEX, MASSACHUSETTS,SITUATED NORTHERLY OF RIVER ROAD AND WESTERLY OF 1776 DRIVE, BEING SHOWN AS PARCEL “B-1” ON A PLAN ENTITLED,“PLAN OF LAND PREPARED FOR 1776 LIMITED PARTNERSHIP”, ANDOVER, MA, SCALE: 1’=100’ DATED: APRIL 17, 1996 REVISED APRIL 25, 1996, PREPARED BY OWEN HASKELL, INC.

SAID PARCEL “B-1” BEING FURTHER BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST EASTERLY CORNER OF THE PARCEL HEREIN DESCRIBED AT THE INTERSECTION OF RIVER ROAD AND 1776 DRIVE AS SHOWN ON SAID PLAN;THENCE,

S 28° 32’ 53” W	ONE HUNDRED THIRTY TWO AND 92/100 FEET (132.92’) ALONG THE WESTERLY SIDELINE OF RIVER ROAD TO A POINT AT THE LAND NOW OR FORMERLY OF ANDOVER SAVINGS BANK; THENCE,

N 28° 26’ 56” W	FOUR HUNDRED TWENTY FIVE AND 29/100 FEET (425.29’) AND

S 61° 44’ 06” W	ONE HUNDRED TWENTY EIGHT AND 00/100 FEET (128.00’) ALONG THE LAND NOW OR FORMERLY OF ANDOVER SAVINGS BANK TO A POINT AT THE LAND NOW OR FORMERLY OF JOHN PAPPAS; THENCE,

N 28° 15’ 54” W	TWO HUNDRED SEVENTY FOUR AND 18/100 FEET (274.18’) AND

S 64° 36’ 48” W	TWO HUNDRED EIGHTEEN AND 50/100 FEET (218.50’) ALONG THE LAND OF SAID PAPPAS TO A POINT AT PARCEL “C-2”; THENCE,

N 30° 53’ 06” W	NINETY SEVEN AND 99/100 FEET (97.99’) ALONG PARCEL “C-2” TO A POINT AT PARCEL “A-1”; THENCE,

BY A CURVE TO THE RIGHT HAVING A RADIUS OF ONE HUNDRED SIXTY AND 00/100 FEET (160.00’) A LENGTH OF FIFTY FOUR AND 92/100 FEET (54.92’), AND

EXHIBIT H - PAGE 1

N 64° 22’ 25” E	THREE HUNDRED EIGHTY THREE AND 53/100 FEET (383.53’) TO A POINT ON THE WESTERLY SIDELINE OF 1776 DRIVE; THENCE,

BY A CURVE TO THE RIGHT HAVING A RADIUS OF TWO THOUSAND FIVE HUNDRED FIFTY TWO AND 00/100 FEET (2552.00’) A LENGTH OF FIVE HUNDRED SEVENTY SIX AND 84/100 FEET (576.84’), AND

S 35° 27’ 07” E	ONE HUNDRED FIFTY AND 37/100 FEET (150.37’) TO A POINT ON THE WESTERLY SIDELINE OF RIVER ROAD AND THE POINT OF BEGINNING.

PARCEL “B-1” CONTAINING 137,180 SQUARE FEET OR 3.149

ACRES, MORE OR LESS.

EXHIBIT H - PAGE 2